UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

THE REAL GOOD FOOD COMPANY, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION, DATED NOVEMBER 12, 2024

The Real Good Food Company, Inc.

3 Executive Campus, Suite 155

Cherry Hill, NJ 08002

[●], 2024

Dear Fellow Stockholders:

You are cordially invited to attend a special meeting of stockholders (the “Special Meeting”) of The Real Good Food Company, Inc. (the “Company”) to be held on [●] day, December [●], 2024, at 9:00 a.m. Pacific Time. The Special Meeting will be conducted virtually, via live Internet webcast at www.proxydocs.com/RGF. For purposes of attendance at the Special Meeting, all references in this proxy statement to “present in person” or “in person” shall mean virtually present at the Special Meeting.

Details regarding the Special Meeting, the business to be conducted at the Special Meeting, and information about the Company that you should consider when you vote your shares are described in this proxy statement.

At the Special Meeting, we will ask stockholders to approve the following proposals:

1

The amendment of the Company’s Amended and Restated Certificate of Incorporation (the “Certificate”) to effect a reverse stock split (the “Reverse Stock Split”) of the Company’s Class A Common Stock, par value $0.0001 per share, Class B Common Stock, par value $0.0001 per share, and Series A Preferred Stock, par value $0.0001 per share, by a ratio in the range of 5:1 to 30:1, to be determined by the Company’s Board of Directors (“Board”);

2

If and only if Proposals 1 and 3 are approved, the amendment of the Company’s Certificate to allow for the issuance of additional shares of Class B Common Stock pursuant to the terms of that certain Exchange Agreement, dated September 20, 2024 (the “Exchange Agreement”), by and among the Company, certain affiliates of Emblem Investments Fund I, LP (“Emblem”) and PMC Financial Services Group, LLC (“PMC”);

3

If and only if Proposals 1 and 2 are approved, the issuance of (i) shares of Class B Common Stock and Class C units of Real Good Foods, LLC exchangeable into shares of Class A Common Stock in the amount up to 49.99% of our outstanding fully diluted equity and (ii) shares of Class A Common Stock issuable upon such exchange;

4	The issuance of shares of Class A Common Stock in the amount up to 25.00% of our outstanding fully diluted equity, issuable upon the exercise of existing warrants held by PMC; and

5	The adjournment of the Special Meeting one or more times to solicit additional proxies if there are insufficient votes at the time of the meeting to approve Proposals 1, 2, 3 and/or 4.

The Board has determined that approval of the matters to be considered at the Special Meeting is in the best interests of the Company and its stockholders. For the reasons set forth in the proxy statement, the Board unanimously recommends a vote “FOR” each matter to be considered.

We hope you will be able to attend the Special Meeting. Whether you plan to attend the Special Meeting or not, it is important that you read this proxy statement and submit your completed proxy as soon as possible. You may vote over the Internet, by telephone or by mail as described in the instructions set forth in this proxy statement. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting, whether or not you can attend.

On behalf of the Board and the officers and employees of the Company, I would like to take this opportunity to thank you for your continued support.

Sincerely,

Tim Zimmer
Chief Executive Officer

Approximate Date of Mailing of Notice of Special Meeting and Proxy Materials:

[●], 2024

THE REAL GOOD FOOD COMPANY, INC.

PROXY STATEMENT

FOR THE

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TIME:	9:00 a.m., Pacific Standard Time

DATE:	[●]day, December [●], 2024

PLACE:	The Special Meeting will be held by means of remote communication via a live webcast accessible at www.proxydocs.com/RGF. You can attend the Special Meeting online and vote your shares during the online meeting. To be admitted to the Special Meeting’s live webcast, you must register to attend the virtual meeting by visiting www.proxydocs.com/RGF, and entering your control number as shown in your proxy card or the voting instruction form, and selecting “Register for Virtual Meeting.” You will receive a confirmation email with information on how to attend the Special Meeting. On the day of the meeting, you will receive a reminder email with a link to attend the Special Meeting. You will also be able to participate in the Special Meeting on the day of the meeting by visiting www.proxydocs.com/RGF and entering the same control number you used to pre-register and as shown in your confirmation email. Electronic entry to the Special Meeting will begin at 8:45 a.m., Pacific Standard Time, on the day of the meeting. If you encounter any difficulties accessing the virtual meeting, please call the technical support number that will be posted on the virtual meeting page.

PURPOSES:

1

The amendment of the Company’s Amended and Restated Certificate of Incorporation (the “Certificate”) to effect a reverse stock split (the “Reverse Stock Split”) of the Company’s Class A Common Stock, par value $0.0001 per share, Class B Common Stock, par value $0.0001 per share, and Series A Preferred Stock, par value $0.0001 per share, by a ratio in the range of 5:1 to 30:1, to be determined by the Board of Directors (“Board”);

2

If and only if Proposals 1 and 3 are approved, the amendment of the Company’s Certificate to allow for the issuance of additional shares of Class B Common Stock pursuant to the terms of that certain Exchange Agreement, dated September 20, 2024 (the “Exchange Agreement”), by and among the Company, certain affiliates of Emblem Investments Fund I, LP (“Emblem”) and PMC Financial Services Group, LLC (“PMC”) (the “Additional Class B Common Stock Amendment”);

3

If and only if Proposals 1 and 2 are approved, the issuance of (i) shares of Class B Common Stock and Class C units of Real Good Foods, LLC (“Class C Units”) exchangeable into shares of Class A Common Stock in the amount up to 49.99% of our outstanding fully diluted equity and (ii) shares of Class A Common Stock issuable upon such exchange;

4	The issuance of shares of Class A Common Stock in the amount up to 25.00% of our outstanding fully diluted equity, issuable upon the exercise of existing warrants held by PMC; and

5	The adjournment of the Special Meeting one or more times to solicit additional proxies if there are insufficient votes at the time of the meeting to approve Proposals 1, 2, 3 and/or 4.

1

To transact such other business that is properly presented at the Special Meeting and any adjournments or postponements thereof.

WHO MAY VOTE:

You may vote if you were the record owner of any shares of the Company’s Class A Common Stock, Class B Common Stock or Series A Preferred Stock as of the close of business on [●], 2024 (the “Record Date”). A list of stockholders of record will be available for inspection by any of our stockholders for any purpose germane to the Special Meeting during the Special Meeting at www.proxydocs.com/RGF and the 10 calendar days prior to it at our principal executive offices located at 3 Executive Campus, Cherry Hill, NJ 08002. We are first making this Proxy Statement available to our stockholders on or about [●], 2024.

YOUR VOTE IS IMPORTANT TO US. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE CAST YOUR VOTE PROMPTLY. YOU MAY VOTE OVER THE INTERNET, BY PHONE OR BY SIGNING AND DATING A PROXY CARD AND RETURNING IT TO US BY MAIL.

2

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION, DATED NOVEMBER 12, 2024

THE REAL GOOD FOOD COMPANY, INC.

PROXY STATEMENT FOR THE

SPECIAL MEETING

GENERAL INFORMATION

This proxy statement (the “Proxy Statement”) is being furnished to the stockholders of The Real Good Food Company, Inc. (the “Company,” “we,” “us,” and “our”) on behalf of the Board of Directors of the Company (the “Board”) in connection with the solicitation of proxies for use at the Virtual Special Meeting of Stockholders of the Company (the “Special Meeting”) to be held on [●] day, December [●], 2024, at 9:00 a.m. Pacific Time, and at any adjournment or postponement thereof. The Special Meeting will be held virtually via live Internet webcast at www.proxydocs.com/RGF.

Notice of Internet Availability of Proxy Materials

We commenced mailing to our stockholders of a paper copy of the Proxy Materials on or about [●], 2024. We sometimes refer to this Proxy Statement and the proxy card, together as the “Proxy Materials.”

We also made the Proxy Materials available over the Internet on or about [●], 2024. You may read, print and download the Proxy Materials at www.proxydocs.com/RGF.

Our stockholders at the close of business on the record date will receive printed Proxy Materials as well as instructions as to how to access and review all of the important information contained in the Proxy Materials electronically. It also instructs you on how you may submit your proxy by mail, over the Internet, by toll-free number, or virtually at the Special Meeting.

QUESTIONS AND ANSWERS REGARDING THE SPECIAL MEETING

Why did I receive these materials?

The Board is soliciting your proxy to vote at the Special Meeting, or at any postponement or adjournment thereof. Stockholders who held shares of our Class A Common Stock, Class B Common Stock or Series A Preferred Stock (together, the “stockholders”) as of the close of business on the record date, [●], 2024 (the “Record Date”), are entitled to vote at the Special Meeting. You should review the Proxy Materials carefully as they give important information about the proposals that will be voted on at the Special Meeting, as well as other important information regarding the Company.

Who can vote at the Special Meeting?

Only our stockholders at the close of business on the Record Date will be entitled to virtually attend and vote at the Special Meeting.

Holders of Record – If, on the Record Date, your shares were registered directly in your name with our transfer agent, Equiniti Trust Company, LLC (f/k/a American Stock Transfer & Trust Company, LLC) or, solely in case of Series A Preferred Stock, registered directly in your name on either the books and records of our transfer agent or the books and records kept by us, then you are a “holder of record.” As a holder of record, you may vote at the virtual Special Meeting, or you may vote by proxy. Whether or not you plan to attend the Special Meeting virtually, we urge you to vote your shares using one of the voting methods described in the Proxy Materials. If you are a holder of record and you indicate when voting that you wish to vote as recommended by the Board, or if you submit a vote by proxy without giving specific voting instructions, then the proxyholders will vote your shares as recommended by the Board on all matters described in this Proxy Statement. Tim Zimmer and Jim Behling, the designated proxyholders, are members of our management.

Beneficial Owners – If, on the Record Date, your shares were held in an account at a bank, broker, dealer, or other nominee, then you are the “beneficial owner” of shares held in “street name” and this Proxy Statement is being made available to you by that nominee. The nominee holding your account is considered the holder of record for purposes of voting at the virtual Special Meeting. As a beneficial owner, you have the right to direct your nominee on how to vote the shares in your account. You are also invited to attend the Special Meeting virtually. However, if you are not the holder of record, you may not vote your shares at the Special Meeting unless you request and obtain a valid “legal proxy” or obtain a control number from your nominee. Please contact your nominee directly for additional information.

What are the voting rights of the holders of our Class A Common Stock, Class B Common Stock and Series A Preferred Stock

As of the Record Date, the Company had 20,694,080 shares of our Class A Common Stock and 13,707,192 shares of our Class B Common Stock outstanding (collectively, the “common stock”) and 6,876,814 shares of our Series A Preferred Stock outstanding (together with the common stock, “shares”). Holders of shares of our Class A Common Stock, Class B Common Stock and Series A Preferred Stock are each entitled to one vote per share on any matter that is submitted for stockholder approval. Cumulative voting is not permitted with respect to any other matter to be considered at the Special Meeting.

What constitutes a quorum for the Special Meeting?

The presence at the Special Meeting, virtually or by proxy, of the holders of Class A Common Stock, Class B Common Stock and Series A Preferred Stock representing a majority of the combined voting power of the outstanding shares of stock on the Record Date will constitute a quorum, permitting business to be conducted at the Special Meeting. As of the Record Date, there were an aggregate of 41,278,086 shares of stock outstanding, including 20,694,080 shares of our Class A Common Stock, 13,707,192 shares of our Class B Common Stock and 6,876,814 shares of our Series A Preferred Stock, all of which are entitled to be voted at the Special Meeting.

What proposals am I being asked to vote on at the Special Meeting?

At the Special Meeting, stockholders will act upon the proposals below:

Proposal 1	The amendment of the Company’s Certificate to effect the Reverse Stock Split;

Proposal 2	If and only if Proposals 1 and 3 are approved, the amendment of the Company’s Certificate to allow for the issuance of additional shares of Class B Common Stock pursuant to the terms of the Exchange Agreement;

Proposal 3	If and only if Proposals 1 and 2 are approved, the issuance of (i) shares of Class B Common Stock and Class C Units exchangeable into shares of Class A Common Stock in the amount up to 49.99% of our outstanding fully diluted equity and (ii) shares of Class A Common Stock issuable upon such exchange;

Proposal 4	The issuance of shares of Class A Common Stock in the amount up to 25.00% of our outstanding fully diluted equity, issuable upon the exercise of existing warrants held by PMC; and

Proposal 5	The adjournment of the Special Meeting one or more times to solicit additional proxies if there are insufficient votes at the time of the meeting to approve Proposals 1, 2, 3 and/or 4.

How does the Board recommend I vote on these proposals?

The Board recommends you vote:

Unless contrary instructions are indicated, all shares represented by valid proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth below) will be voted as follows:

(1) “FOR” Proposal 1;

(2) “FOR” Proposal 2;

(3) “FOR” Proposal 3;

(4) “FOR” Proposal 4; and

(5) “FOR” Proposal 5.

In the event a stockholder specifies a different choice by means of the enclosed proxy, such shares will be voted in accordance with the specification made.

What are the voting requirements to approve each of the proposals?

The voting requirements to approve each of the proposals to be voted upon at the Special Meeting, as well as the effects of votes against, abstentions and broker non-votes on each of the proposals, are described in the proposals.

A “broker non-vote” will occur when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary power with respect to that proposal and has not received instructions from the beneficial owner regarding the voting of the shares. The inspector of election for the Special Meeting shall determine the number of shares of common stock represented at the Special Meeting, the existence of a quorum and the validity and effect of proxies, and shall count and tabulate ballots and votes and determine the results thereof. Proxies received but marked as abstentions, as well as broker non-votes, will be included in the calculation of the number of shares considered to be present at the Special Meeting for purposes of determining a quorum.

Is the approval of any proposal contingent on the approval of another proposal?

Yes, Proposal 2 will only be deemed approved if Proposals 1 and 3 are approved; and Proposal 3 will only be deemed approved if Proposals 1 and 2 are approved. Proposals 1, 4 and 5 are not contingent on each other or any other proposals.

How do I vote?

If you are a “holder of record” (that is, if your shares are registered in your own name with our transfer agent or, solely in case of Series A Preferred Stock, registered in your name on either the books and records of our transfer agent or the books and records kept by us), you may vote using any of the voting methods described in the Proxy Materials. You may vote by Internet, by telephone, or, if you received printed Proxy Materials, you may refer to the instructions on the proxy card enclosed with those materials. You may also vote during the virtual Special Meeting via the Internet at www.proxydocs.com/RGF.

If you are a “beneficial owner” (that is, if you hold your shares in “street name” through a bank, broker, dealer or other nominee), you may vote in accordance with the voting instruction form provided by your bank, broker, dealer or other nominee. The availability of Internet or telephone voting will depend upon your nominee’s voting process. If you wish to vote during the virtual Special Meeting, you must first obtain a legal proxy from your bank, broker, dealer or other nominee authorizing you to vote.

Can I change my vote?

Yes, you may change your vote at any time before the polls are closed at the Special Meeting. The giving of a proxy does not eliminate the right to vote during the Special Meeting. Stockholders have the right to revoke their proxy at any time prior to the exercise of that proxy by following the instructions below.

Holders of Record - If you are a “holder of record,” you may change your vote by (i) providing written notice of revocation to The Real Good Food Company, Inc., 3 Executive Campus, Suite 155, Cherry Hill, NJ, 08002, Attention: Corporate Secretary, (ii) executing a subsequent proxy using any of the voting methods discussed above (subject to the deadlines for voting with respect to each method), or (iii) attending the virtual Special Meeting and voting electronically. However, simply attending the virtual Special Meeting will not, by itself, revoke your proxy.

Beneficial Owners - If you are a “beneficial owner” of your shares and you have instructed your nominee to vote your shares, you may change your vote by following the directions received from your nominee to change those voting instructions, or by attending and voting at the virtual Special Meeting, which can be accomplished as described above.

Subject to any revocation, all shares represented by properly executed proxies will be voted in accordance with the instructions on the applicable proxy, or, if no instructions are given, in accordance with the recommendations of the Board as described above.

Could other matters be decided at the Special Meeting?

As of the date of this Proxy Statement, we are not aware of any business to be presented for consideration at the Special Meeting other than the matters described in this Proxy Statement. If, however, other matters are properly presented at the Special Meeting, the persons named as proxies will vote in accordance with their discretion with respect to those matters.

When will the results of the vote be announced?

The preliminary voting results will be announced at the virtual Special Meeting. The final voting results will be published in a current report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) within four business days following the Special Meeting.

Who pays for costs relating to the Proxy Materials and Special Meeting?

The costs of preparing, assembling and mailing the Proxy Materials, along with the cost of posting the Proxy Materials on a website, are to be borne by us. In addition to the use of mail, our directors, officers and employees may solicit proxies personally and by telephone, facsimile and other electronic means. They will receive no compensation in addition to their regular salaries. We may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the Proxy Materials to their principals and to request authority for the execution of proxies. We may reimburse these persons for their expenses in so doing.

Will I have dissenters’ rights with respect to any of the matters to be presented at the Special Meeting?

Neither Delaware law, nor our organizational documents, provides for appraisal or other similar rights for dissenting stockholders in connection with any of the matters to be presented at the Special Meeting. Accordingly, stockholders will have no right to dissent and obtain payment for their shares.

What is the deadline for submitting a stockholder proposal or director nomination for the next annual meeting of stockholders?

Stockholders wishing to make a director nomination, or bring another proposal, before the next annual meeting of stockholders (but not include it in the Company’s proxy materials for that meeting) must provide written notice of such proposal to the Corporate Secretary at the Company’s principal executive offices at 3 Executive Campus, Suite 155 Cherry Hill, NJ 08002, Attention: Corporate Secretary. Such proposals must be received not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the Company. Any stockholder proposal or director nomination must comply with the other provisions of the Amended and Restated Bylaws of the Company (the “Bylaws”) and be submitted in writing to the Corporate Secretary at the Company’s principal executive offices.

Stockholder proposals pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), for inclusion in the Company’s proxy statement and form of proxy for the Company’s next annual meeting of stockholders must be received at the Company’s principal executive offices and must be submitted no later than the date that is a reasonable time before the Company begins to print and send the proxy materials for such annual meeting.

In addition, stockholders who intend to solicit proxies in support of director nominees, other than the Company’s nominees, must provide notice in compliance with the universal proxy rules that sets forth the information required by Rule 14a-19 under the Exchange Act.

We have not yet determined the date of our next annual meeting of stockholders. Prior to such annual meeting, we will announce the date of the annual meeting and any dates specified above to the extent required by Rule 14a-5 under the Exchange Act.

Whom should I contact with other questions?

If you have additional questions about this Proxy Statement or the Special Meeting, or if you would like additional copies of this Proxy Statement, please contact The Real Good Food Company, Inc., 3 Executive Campus, Suite 155, Cherry Hill, NJ, 08002, Attention: Corporate Secretary, Telephone: (856) 644-5624.

GENERAL OVERVIEW

The purpose of Proposal 1, the Reverse Stock Split, is to maintain the listing of our Class A Common Stock on The Nasdaq Stock Market LLC (“Nasdaq”). The purposes of Proposals 2, 3 and 4 in this Proxy Statement are to obtain various stockholder approvals for transactions the Company has entered into with Emblem and PMC, as well as, indirectly, to maintain the listing of the Company’s Class A Common Stock on Nasdaq and regain timeliness with SEC reporting.

The Company’s Nasdaq Listing Deficiencies

As previously reported, the Company is not in compliance with various Nasdaq listing standards, including Nasdaq Listing Rule 5250(c)(1) (the requirement to file in a timely manner all required periodic financial reports with the SEC) (the “Nasdaq Timely Filings Rule”), Nasdaq Listing Rule 5450(a)(1) (the requirement to maintain a minimum bid price per share of $1.00, such that the share price of the Class A Common Stock close not close below $1.00 for 30 consecutive business days) (the “Nasdaq Minimum Bid Price Rule”) and Nasdaq Listing Rule 5450(b)(3)(C) (the requirement to maintain a minimum market value of publicly held shares of $15,000,000) (the “Nasdaq Minimum MVPHS Rule”). Each of these listing deficiencies has different periods for regaining compliance, with the cure period for the Nasdaq Timely Filings Rule ending first. As previously disclosed, due to the Company’s failure to become fully current with regards to the Company’s late SEC filings by that earliest cure period end date of October 14, 2024 (the maximum extent of the Staff’s discretion under the Nasdaq Listing Rules), Nasdaq initiated a process in September 2024 for the delisting of the Company’s securities. The Company subsequently requested a hearing before an independent Hearings Panel (the “Panel”), which automatically stayed any suspension or delisting action through October 4, 2024 and in which request the Company also sought an extended stay of suspension or delisting throughout the pendency of the hearing and the expiration of any additional extension period granted by the Panel following the hearing. Pursuant to the Nasdaq Listing Rules, the maximum amount of time that can be granted by the Panel runs through April 11, 2025.

With respect to the other Nasdaq deficiencies, the Company had 180 calendar days, from April 19, 2024 to October 16, 2024, to regain compliance with the Nasdaq Minimum Bid Price Rule, and 180 calendar days, from April 24, 2024 to October 21, 2024, to regain compliance with the Nasdaq Minimum MVPHS Rule. During these periods, the Company failed to regain compliance with both the Nasdaq Minimum Bid Price Rule and Nasdaq Minimum MVPHS Rule and thus expects to receive notices from Nasdaq that its Class A Common Stock is subject to delisting on these bases. However, notwithstanding the potential for the Company to be delisted earlier due to failure to comply with the Nasdaq Timely Filings Rule (for which it is currently in delisting proceedings), the Company may be eligible for additional compliance periods to cure each of these other deficiencies, namely, with respect to the Nasdaq Minimum Bid Price Rule, 180 days up to April 14, 2025, and with respect to the Nasdaq Minimum MVPHS Rule, 180 days up to April 18, 2025, through a transfer to the Nasdaq Capital Market assuming Nasdaq accepts such transfer request. To be eligible for the additional cure period on the Nasdaq Minimum Bid Price Rule, the Company must also (i) meet the Nasdaq Minimum MVPHS Rule and all other applicable requirements for initial listing on the Nasdaq Global Market (except for the Nasdaq Minimum Bid Price Rule) and (ii) provide written notice to Nasdaq of its intention to cure this deficiency during the additional cure period by effecting a reverse stock split to increase the price per share of Class A Common Stock, if necessary. The Company may regain compliance with the Nasdaq Minimum Bid Price Rule if, by the end of the applicable additional cure period, the closing bid price of the Class A Common Stock is at least $1.00 for a minimum of ten consecutive business days, and with the Nasdaq Minimum MVPHS Rule if, by the end of the applicable additional cure period, the minimum market value of publicly held shares closes at least $15,000,000 for a minimum of ten consecutive business days. If the Company cannot demonstrate compliance with each such rule by the end of the applicable additional cure periods, the Class A Common Stock will be subject to delisting, pending an appeal to the Panel. The Company intends to apply for a transfer to the Nasdaq Capital Market, but there can be no assurance that such request will be successful or that its request for additional cure periods will be granted.

The Emblem and PMC Transactions

As previously disclosed, on September 20, 2024, the Company entered into a Super-Priority Loan and Security Agreement (the “Emblem Loan Agreement”) with Emblem. The Emblem Loan Agreement provides for a super-priority loan facility consisting of a term loan in a principal amount of $60.0 million (the “Emblem Term Loan”). Additionally, as previously disclosed, on September 20, 2024, the Company entered into the Amended and Restated Super-Priority Loan and Security Agreement (the “PMC Loan Agreement”) and the Amended and Restated Loan Agreement (the “PMC Subordinated Loan Agreement”) with PMC. The PMC Loan Agreement and PMC Subordinated Loan Agreement restate the original loan agreement with the Company dated June 30, 2016, as subsequently amended (the “Existing Facility”).

In connection with Emblem Loan Agreement, the Company entered into the Exchange Agreement with Emblem and PMC. Pursuant to the Exchange Agreement, the Company has issued to Emblem a new class of units of the Company’s subsidiary, Real Good Foods, LLC (the “LLC”), namely, Class C Units, equal to 19.99% of the outstanding fully diluted economic non-voting interests in the LLC immediately after such issuance. In connection with Emblem Loan Agreement, on November 12, 2024, the Company has also issued shares of the newly created Series A Preferred Stock of the Company, equal to 19.99% of the voting non-economic interests in the Company outstanding as of September 20, 2024 (or approximately 16.66% of the voting non-economic interests in the Company outstanding immediately after such issuance). The Exchange Agreement and terms of the Series A Preferred Stock provide that upon approval of the Company’s stockholders (solicited in connection with this Special Meeting), the shares of Series A Preferred Stock issued to Emblem shall be cancelled, and shares of Class B Common Stock shall be issued to Emblem such that Emblem will own 19.99% of the fully diluted voting non-economic interests in the Company immediately after such issuance (such issuance, the “Intermediate Issuance”).

Class C Units, together with the same number of shares of Class B Common Stock (upon the Intermediate Issuance), are exchangeable into shares of our Class A Common Stock, equal to 19.99% of the outstanding fully diluted equity of the Company immediately after such exchange, subject to certain lock-up conditions being achieved (conditions which will not occur until at least September 20, 2025, unless the share price of shares of Class A Common Stock reaches $12.00 (as adjusted for splits, distributions or dividends, reclassifications, reorganizations, recapitalizations or otherwise, including the Reverse Stock Split)); provided, however, prior to the approval of the Company’s stockholders and the Intermediate Issuance, Class C Units shall not be exchangeable into shares of Class A Common Stock in excess of 19.99% of total outstanding common stock as of September 20, 2024, and, upon any exchange of Class C Units, the same number of Series A Preferred Stock held by the exchanging holder shall be cancelled. Additionally, upon approval of the Company’s stockholders (solicited in connection with this Special Meeting) and the disbursement of an additional $50.0 million loan by Emblem at its option, the Company has agreed to issue to Emblem additional Class C Units and shares of Class B Common Stock of the Company, that result in Emblem being the owner of Class C units and shares of Class B Common Stock, which are together exchangeable, subject to the same lock-up conditions discussed above, into Class A Common Stock equal to 49.99% of the outstanding fully diluted equity of the Company immediately after such issuance (such issuance, together with the Intermediate Issuance, the “Emblem Issuance”).

In connection with the PMC Loan Agreement and PMC Subordinated Loan Agreement, the Company amended existing warrants previously granted to PMC, originally issued in connection with amended loan agreements dating from November 20, 2023 through July 14, 2024, consolidating them into one warrant exercisable into the Company’s Class A Common Stock for an amount equal to 25% of the Company’s fully diluted equity as of the date of exercise. The warrant expires on November 20, 2033, and is exercisable from time-to-time beginning on September 20, 2024 through November 20, 2033, provided that the issuance of greater than 19.99% of the outstanding common stock of the Company pursuant to the warrants is subject to stockholder approval. Further, the Exchange Agreement provides that PMC has the right to require the Company to issue to it Class C Units and shares of Class B Common Stock equal to 25% of the outstanding fully diluted equity of the Company, as early as February 2025, subject to stockholder approval to be solicited at a separate stockholders’

meeting. The Company will not be required to issue Class C Units and shares of Class B Common Stock to PMC to the extent such issuance would cause it to hold greater than 25% of the outstanding fully diluted equity of the Company.

The foregoing summaries of the Exchange Agreement and the transactions with Emblem and PMC are subject to, and qualified in their entirety by reference to, the full text of the underlying documents, which are filed as exhibits to the Company’s current reports on Form 8-K filed on September 26, 2024 and November 12, 2024.

Purposes of the Proposals and Consequences of Not Approving Them

Proposal 1 is important to the Company regaining compliance with the Nasdaq Minimum Bid Price Rule, and we believe that Proposals 2, 3 and 4 are important to the Company regaining compliance with each of the Nasdaq Timely Filings Rule, Nasdaq Minimum Bid Price Rule and Nasdaq Minimum MVPHS Rule. Proposals 2, 3 and 4 are also important to obtaining stockholder approval pursuant to the terms of our above-described transactions with Emblem and PMC. As further explained below, the failure of our stockholders to approve certain of the proposals may result in acceleration of the maturity date of our loans with Emblem and PMC, thus seriously impacting our liquidity and resulting in other material adverse consequences for the Company.

Proposal 1

Proposal 1 seeks stockholder approval of an amendment to the Certificate to implement a Reverse Stock Split, and to give our Board flexibility to determine the ratio of the Reverse Stock Split necessary to maintain the Company’s Nasdaq listing in the range of 5:1 to 30:1, in order to regain compliance with the Nasdaq Minimum Bid Price Rule. Because the Reverse Stock Split will not decrease the number of authorized shares in the Certificate, it will effectively increase the relative number of authorized but unissued shares available for future issuances by the amount of the reduction effected by the Reverse Stock Split. This will ensure that the Company has authorized stock available to consummate the Emblem Issuance pursuant to the terms of the Exchange Agreement with Emblem and PMC.

Proposals 2, 3 and 4

With respect to Proposals 2, 3 and 4, as part of its transactions with Emblem and PMC, the Company agreed to solicit stockholder approval for the issuances of securities contemplated by those proposals. Moreover, the Company has received significant liquidity and may receive significant additional liquidity from these lenders, relating to contemplated issuances of securities subject to stockholder approval under such proposals. The Company intends to use the proceeds of this liquidity to, among other things, focus resources on becoming current in reporting with the SEC. As previously reported, the Company is not current due to the need to amend and restate various prior periodic reports on Form 10-K and Form 10-Q, as the result of certain errors identified therein. The Company is continuing to evaluate additional errors and whether any amendments to additional previously issued consolidated financial statements will be necessary.

The Company believes that, without stockholder approval of Proposals 2, 3 and 4, it will become exceedingly difficult, if not impossible, for the Company to become current in reporting with the SEC, and thus to regain compliance with Nasdaq Timely Filings Rule, and potentially to the extent the stock price of the Company’s Class A Common Stock increases once the Company becomes current in such reporting, the Nasdaq Minimum Bid Price Rule and Nasdaq MVPHS Rule. Moreover, in the case of Proposals 2 and 3, the failure of our stockholders to approve the proposals may result in acceleration of the maturity date of our loans with Emblem and PMC, thus seriously impacting our liquidity. Should these proposals not be approved, our current outstanding loan of $60.0 million with Emblem and our current outstanding loans of approximately $153.5 million with PMC may mature on March 20, 2025. This would further increase the risk of us not being able to cure our deficiencies with the various Nasdaq Listing Rules.

All Proposals

If the proposals presented at this Special Meeting are not approved by stockholders, it could result in material adverse consequences for the Company. If our Class A Common Stock is delisted from Nasdaq, we may be forced to seek to have such shares traded or quoted on the OTC Bulletin Board or in the “pink sheets.” Such alternatives are generally considered to be less efficient markets and not as broad as Nasdaq, and therefore less desirable. If the Company’s securities are delisted from Nasdaq, the Company could face material adverse consequences, including:

•	a limited availability of market quotations for the Company’s Class A Common Stock;

•	reduced liquidity;

•

a determination that the Company’s Class A Common Stock is a “penny stock” which will require brokers trading in the Company’s shares to adhere to more stringent rules, possibly resulting in a reduced level of trading activity in the secondary trading market for its securities;

•	a limited amount of news and analyst coverage for the Company; and

•	a decreased ability to issue additional securities or obtain additional financing in the future.

Additionally, the Company’s failure to become current in its public reporting obligations could have a negative impact on the Company’s ability to raise capital, as well as its reputation, brand and financial condition.

Failure to obtain approval for Proposals 2 and 3 may also discourage future investors from engaging in future financings with us. If these consequences occur, we may have difficulty finding alternative sources of capital to fund our operations in the future on terms favorable to us or at all. We can provide no assurance that we would be successful in raising funds pursuant to additional capital or that such funds could be raised at prices that would not create substantial dilution for our existing stockholders.

Despite the efforts described above, there can be no assurance that the Company will ultimately regain compliance with all applicable requirements for continued listing or that the Panel will grant the Company a further extension.

PROPOSAL 1

TO APPROVE THE AMENDMENT OF OUR CERTIFICATE TO EFFECT THE REVERSE STOCK SPLIT

Overview

At the Special Meeting, our stockholders will be asked to approve an amendment to our Certificate to effect the Reverse Stock Split. The Reverse Stock Split is a consolidation of the Company’s Class A Common Stock, Class B Common Stock and Series A Preferred Stock by a ratio in the range of 5:1 to 30:1, with the exact ratio to be determined by the Board.

If the Reverse Stock Split is approved by our stockholders, then the exact ratio of the Reverse Stock Split will be promptly set at a whole number within the range of 5:1 to 30:1 as determined by our Board in its sole discretion. Our Board believes that the availability of alternative Reverse Stock Split ratios in the range of 5:1 to 30:1 will provide it with the flexibility to implement the Reverse Stock Split in a manner designed to maximize the anticipated benefits for the Company and its stockholders. In determining the exact ratio of the Reverse Stock Split following the receipt of stockholder approval, our Board may consider, among other things, factors such as:

•	the historical trading price and trading volume of our Class A Common Stock;

•	the then prevailing trading price and trading volume of our Class A Common Stock and the anticipated impact of the Reverse Stock Split on the trading market for our Class A Common Stock;

•	our ability to have our Class A Common Stock remain listed on Nasdaq;

•	the anticipated impact of the Reverse Stock Split on our ability to raise additional financing; and

•	prevailing general market and economic conditions.

If the Reverse Stock Split is approved by our stockholders, promptly after the exact ratio of the Reverse Stock Split is determined by our Board, we will issue a press release announcing the Effective Date (as defined below) of the Reverse Stock Split and will file an amended and restated Certificate of Incorporation substantially in the form attached hereto as Appendix A (the “Proposed Certificate”) with changes marked in Article 4, Section 1 of the Proposed Certificate to effect the Reverse Stock Split. The Reverse Stock Split will become effective upon the filing and effectiveness of such amended and restated Certificate of Incorporation (the “Effective Date”) with the Secretary of State of the State of Delaware (the “Delaware Secretary of State”). If our stockholders also approve the Additional Class B Common Stock Amendment proposed by Proposal 2, the amended and restated Certificate of Incorporation we will file will also include the Additional Class B Common Stock Amendment.

The Proposed Certificate reflecting the Reverse Stock Split set forth in Appendix A assumes a ratio of 20:1, which is in the middle of the proposed range. The text of the Proposed Certificate is subject to further adjustment to reflect the exact ratio of the Reverse Stock Split and any changes that the Board of Directors may determine to be necessary or advisable to comply with applicable law and to effect the Reverse Stock Split.

Reasons for the Reverse Stock Split

As discussed above in “General Overview,” the proposed Reverse Stock Split is intended to adjust the bid price of the Class A Common Stock upward in an effort to regain compliance with Nasdaq’s Minimum Bid Price Rule. If the Reverse Stock Split is authorized by stockholders, the Board will have the authority to determine the exact ratio of the Reverse Stock Split. Our Board believes that it is in the best interest of the Company and its stockholders that the Board has the ability to determine, in its discretion, the exact ratio of the Reverse Stock Split to improve the price level of our Class A Common Stock so that we are able to comply with the Nasdaq Minimum Bid Price Rule. However, we cannot assure you that after the Reverse Stock Split the market price of our Class A Common Stock will increase proportionately to reflect the ratio for the Reverse Stock Split, that the market price of our Class A Common Stock will not decrease to its pre-split level, that our market capitalization will be equal to the market capitalization before the Reverse Stock Split or that we will be able to maintain our listing on Nasdaq. In addition, because the Reverse Stock Split will not proportionately decrease the number of authorized shares in the Certificate, it will effectively increase the relative number of authorized but unissued shares available for future issuances by the amount of the reduction effected by the Reverse Stock Split, which will allow the Company to consummate the Emblem Issuance pursuant to the terms of the Exchange Agreement with Emblem and PMC.

Consequences of Not Approving this Proposal

If Proposal 1 is not approved at the Special Meeting, it could result in material adverse consequences for the Company. For more information, see “General Overview—Purposes of the Proposals and Consequences of Not Approving Them.”

Potential Adverse Effects of Approving this Proposal

We cannot assure you that the Reverse Stock Split will increase our stock price and have the desired effect of restoring and maintaining compliance with the Nasdaq Minimum Bid Price Rule.

The Board expects that the Reverse Stock Split will increase the market price of our Class A Common Stock so that we are able to regain and help maintain compliance with the Nasdaq Minimum Bid Price Rule. However, the effect of the Reverse Stock Split on the market price of our Class A Common Stock cannot be predicted with any certainty, and the history of similar reverse stock splits for companies in like circumstances is varied.

It is possible that the per share price of our Class A Common Stock after the implementation of the Reverse Stock Split will not rise in proportion to the reduction in the number of shares of Class A Common Stock outstanding resulting therefrom, and the market price per share after the Reverse Stock Split may not exceed or remain in excess of $1.00 per share for a sustained period of time. Even if we effect the Reverse Stock Split, the market price of our Class A Common Stock may decrease due to factors unrelated to the Reverse Stock Split, including our future financial and operating performance. If the Reverse Stock Split is consummated and the trading price of our Class A Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split.

We cannot assure you that our Class A Common Stock will remain listed on Nasdaq even if we regain compliance with the Nasdaq Minimum Bid Price Rule.

Even if we effect the Reverse Stock Split and the market price share of our Class A Common Stock after the Reverse Stock Split remains in excess of $1.00 per share, we may be delisted due to a failure to meet other continued listing requirements, including Nasdaq requirements related to filing annual and quarterly reports, the minimum stockholders’ equity, the minimum number of shares that must be in the public float, the minimum market value of the public float, the minimum number of round lot holders, or the minimum market value of our listed securities.

Throughout 2024, as discussed above in “General Overview,” we have received several deficiency notifications from Nasdaq relating to our failure to comply the Nasdaq Timely Filings Rule, Nasdaq Minimum Bid Price Rule and the Nasdaq Minimum MVPHS Rule. We requested a hearing before the Panel and intend to seek, subject to the Panel’s discretion, an extended stay of suspension or delisting through the pendency of the hearing and the expiration of any additional extension period granted by the Panel following the hearing. However, despite the efforts described above, there can be no assurance that the Company will ultimately regain compliance with all applicable requirements for continued listing or that the Panel will grant the Company a further extension. For more information, see “General Overview” above.

The implementation of the Reverse Stock Split may decrease the liquidity of our Class A Common Stock.

The liquidity of our Class A Common Stock may be harmed by the implementation of the Reverse Stock Split, given the reduced number of shares of Class A Common Stock that would be outstanding after the Reverse Stock Split, particularly if the share price does not increase as a result thereof. In addition, investors might consider the increased proportion of unissued authorized capital stock to issued shares of capital stock to have an anti-takeover effect under certain circumstances, because the proportion allows for dilutive issuances which could prevent certain stockholders from changing the composition of the Board or render tender offers for a combination with another entity more difficult to successfully complete. The Board does not intend for the Reverse Stock Split to have any anti-takeover effects.

Principal Effects of the Reverse Stock Split

Common Stock and Preferred Stock. If the Reverse Stock Split is approved by our stockholders at the Special Meeting, promptly after the exact ratio of the Reverse Stock Split is determined by our Board, the Company plans to issue a press release announcing the Effective Date of the Reverse Stock Split and will file an amended and restated Certificate of Incorporation with the Delaware Secretary of State substantially in the form of the Proposed Certificate attached hereto as Appendix A with changes marked in Article 4, Section 1 of the Proposed Certificate to effect the Reverse Stock Split. Except for adjustments that may result from the treatment of fractional shares as described below, each issued share of Class A Common Stock, Class B Common Stock and Series A Preferred Stock immediately prior to the Effective Date will automatically be changed, as of the Effective Date, into a fraction of a share based on the ratio approved and implemented by our Board. In addition, proportional adjustments will be made to the maximum number of shares issuable under, and other terms of, (i) our equity incentive plan, (ii) the number of shares issuable under our outstanding restricted stock units and the number of shares issuable under, and the exercise price of, our outstanding options, and (iii) the number of shares issuable under, and the exercise price of, our outstanding warrants.

Except for adjustments that may result from the treatment of fractional shares of common stock and preferred stock, as described below, because the Reverse Stock Split would apply to all issued shares of Class A Common Stock, Class B Common Stock and Series A Preferred Stock, the implementation of the Reverse Stock Split would not alter the relative rights and preferences of our existing stockholders nor affect any stockholder’s proportionate equity interest in the Company. For example, a holder of two percent (2%) of the voting power of the outstanding common stock immediately prior to the effectiveness of the Reverse Stock Split will generally continue to hold two percent (2%) of the voting power of the outstanding common stock immediately thereafter. Moreover, the number of stockholders of record of our Class A Common Stock, Class B Common Stock and Series A Preferred Stock will not be affected by the Reverse Stock Split.

The amendment effecting the Reverse Stock Split will not change the terms of our common stock or preferred stock. The shares of Class A Common Stock, Class B Common Stock and Series A Preferred Stock issued upon effectiveness of the Reverse Stock Split will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the Class A Common Stock, Class B Common Stock and Series A Preferred Stock now authorized. The Class A Common Stock, Class B Common Stock and Series A Preferred Stock issued pursuant to the Reverse Stock Split will remain fully paid and non-assessable.

Upon the effectiveness of the Reverse Stock Split, the par value of our Class A Common Stock, Class B Common Stock and Series A Preferred Stock will increase proportionately to the ratio implemented by the Board. As a result, on the Effective Date of the Reverse Stock Split, the stated capital on our balance sheet attributable to the common stock and preferred stock will remain the same.

Effect on LLC Units. Pursuant to the Certificate and Section 3.4 of the Amended and Restated Limited Liability Company Agreement of the LLC (the “LLC Operating Agreement”), the consolidation of the Class A Common Stock, Class B Common Stock and Series A Preferred Stock contemplated by the Reverse Stock Split will be accompanied by an identical consolidation of the Class A Units, Class B Units, Class C Units or other Equity Securities (as each such term is defined in the LLC Operating Agreement). The Managing Member of the LLC has the authority to make such adjustments as it determines in good faith to be appropriate to reflect the economic equivalency of the Reverse Stock Split by updating the Unit Ownership Ledger pursuant to the LLC Operating Agreement. Additionally, proportionate adjustments will be made to the number of shares of Class A Common Stock to be obtained upon an exchange of Class B Units or Class C Units pursuant to the Certificate and the LLC Operating Agreement.

Effects on the Number of Authorized Shares. The total number of shares of capital stock that we are authorized to issue will not be affected by the Reverse Stock Split and will remain at 135,000,000 shares, consisting of 10,000,000 shares of Preferred Stock, 100,000,000 shares of Class A Common Stock and 25,000,000 shares of Class B Common Stock. Although the number of authorized shares of capital stock will not change as a result of the Reverse Stock Split, the number of shares of Class A Common Stock, Class B Common Stock and Series A Preferred Stock issued and outstanding will be reduced in proportion to the ratio selected by our Board of Directors. Thus, the Reverse Stock Split will effectively increase the number of authorized and unissued shares of Class A Common Stock, Class B Common Stock and preferred stock available for future issuance by the amount of the reduction effected by the Reverse Stock Split. The relative increase in the amount of authorized and unissued shares of Class A Common Stock, Class B Common Stock and preferred stock will allow for the ability to issue additional shares in connection with future financings, employee and director benefit programs and other desirable corporate activities without requiring our stockholders to approve an increase in the authorized number of shares of capital stock each time any such an action is contemplated. Also, such relative increase in the amount of authorized and unissued shares of Class A Common Stock and Class B Common Stock will allow the issuances to consummate the Emblem Issuance pursuant to the terms of the Exchange Agreement with Emblem and PMC. If the Reverse Stock Split is implemented, all or any of the authorized and unissued shares of Class A Common Stock, Class B Common Stock and preferred stock may be issued in the future for such corporate purposes and such consideration as our Board of Directors deems advisable from time to time, subject to any limitations in our amended and restated Certificate of Incorporation, without further action by our stockholders and without first offering such shares to our stockholders.

Because our stockholders have no preemptive rights to purchase or subscribe for any of our unissued common stock, the future issuance of additional shares of common stock will reduce our current stockholders’ percentage ownership interest in the total outstanding shares of common stock. In the absence of a proportionate increase in our future earnings and book value, an increase in the number of outstanding shares of common stock would dilute our projected future earnings per share, if any, and book value per share of all our outstanding shares of common stock. If these factors were reflected in the market price of our Class A Common Stock, the potential realizable value of a stockholder’s investment could be adversely affected. An issuance of additional shares could therefore have an adverse effect on the potential realizable value of a stockholder’s investment.

Effect on Stock Incentive Plan, Options and Restricted Stock Units. Pursuant to the terms of the 2021 Stock Incentive Plan (the “Plan”), the Board or a committee thereof, as applicable, will adjust the number of shares available for future grant under the Plan, the number of shares underlying outstanding awards, the exercise price per share of outstanding options, and other terms of outstanding awards issued pursuant to the Plan to equitably reflect the effects of the Reverse Stock Split. The number of shares subject to restricted stock units will be similarly adjusted, subject to our treatment of fractional shares. The number of shares reserved for issuance pursuant to these securities and our Plan will be adjusted proportionately based upon the ratio implemented by the Board in effecting the Reverse Stock Split, subject to our treatment of fractional shares.

Effect on Employee Stock Purchase Plan. Pursuant to the terms of the 2021 Employee Stock Purchase Plan (the “ESPP”), the Board or a committee thereof, as applicable, will adjust the number of shares available for purchase under the ESPP to equitably reflect the effects of the Reverse Stock Split. The number of shares reserved for issuance pursuant to the ESPP will be adjusted proportionately based upon the ratio implemented by the Board in effecting the Reverse Stock Split, subject to our treatment of fractional shares.

Effect on Warrants and other Convertible or Exchangeable Securities. Pursuant to the terms of the Company’s outstanding warrants, the number of shares issuable upon exercise of each outstanding warrant will automatically be decreased to reflect the effect of the Reverse Stock Split, and the exercise price of each such warrant will automatically be adjusted by multiplying the exercise price in effect immediately prior to the Reverse Stock Split by a fraction (x) the numerator of which is the number of shares purchasable upon the exercise of the warrants immediately prior to the Reverse Stock Split and the denominator of which is the number of shares purchasable immediately after the Reverse Stock Split. The number of shares reserved for issuance pursuant to outstanding warrants will be adjusted proportionately based upon the ratio implemented by the Board in effecting the Reverse Stock Split, subject to our treatment of fractional shares. Proportionate adjustments are also generally required to be made to the per share exercise or conversion prices, as applicable, and the number of shares issuable upon the exercise or conversion, as applicable, of any other convertible or exchangeable securities that may entitle the holders thereof to purchase, exchange for, or convert into, shares of common stock. This would result in approximately the same aggregate price being required to be paid under such outstanding exercisable, convertible or exchangeable securities upon exercise or conversion, as applicable, and approximately the same value of shares being delivered upon such exercise, exchange or conversion, immediately following the implementation of the Reverse Stock Split, as was the case immediately preceding the Reverse Stock Split.

Listing. Our Class A Common Stock currently trades on Nasdaq. The implementation of the Reverse Stock Split will directly affect the listing of our Class A Common Stock on Nasdaq, and we believe that the Reverse Stock Split could potentially increase our share price, facilitating compliance with the Nasdaq Minimum Bid Price Rule. Following the Reverse Stock Split, we intend for our Class A Common Stock to continue to be listed on Nasdaq under the symbol “RGF”, subject to our ability to continue to comply with Nasdaq rules, although our Class A Common Stock would have a new committee on uniform securities identification procedures (“CUSIP”) number, a number used to identify our Class A Common Stock.

“Public Company” Status. Our Class A Common Stock is currently registered under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and we are subject to the “public company” periodic reporting and other requirements of the Exchange Act. The proposed Reverse Stock Split will not affect our status as a public company or this registration under the Exchange Act. The Reverse Stock Split is not intended to have the effect of a “going private transaction” covered by Rule 13e-3 under the Exchange Act.

Odd Lot Transactions. It is likely that some of our stockholders will own “odd-lots” of less than 100 shares of Class A Common Stock following the Reverse Stock Split. A purchase or sale of less than 100 shares of Class A Common Stock (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers, and generally may be more difficult than a “round lot” sale. Therefore, those stockholders who own less than 100 shares following the Reverse Stock Split may be required to pay somewhat higher transaction costs and may experience some difficulties or delays should they then determine to sell their shares.

Possible Anti-Takeover Effects. If stockholders approve the Reverse Stock Split and the Board implements the Reverse Stock Split, the Reverse Stock Split could have anti-takeover effects because it would result in a proportional increase in the number of authorized shares of capital stock relative to the number of shares of capital stock outstanding after effecting the Reverse Stock Split. A relative increase in the number of our authorized shares of capital stock could enable the Board to render more difficult or discourage an attempt by a party attempting to obtain control of the Company by tender offer or other means.

The issuance of capital stock in a public or private sale, merger or similar transaction would increase the number of outstanding shares of capital stock entitled to vote, increase the number of votes required to approve a change of control of the Company, and dilute the interest of a party attempting to obtain control of the Company. Any such issuance could deprive stockholders of benefits that could result from an attempt to obtain control of the Company, such as the realization of a premium over the market price that the attempt could cause. Moreover, the issuance of capital stock to persons friendly to the Board could make it more difficult to remove incumbent officers and directors from office even if the change were favorable to stockholders generally. However, this anti-takeover effect is not the purpose or intent of our Board. We have no present intent to use the relative increase in the number of authorized but unissued shares of capital stock for anti-takeover purposes. The Board has no present intent to authorize the issuance of additional shares of capital stock to discourage efforts to obtain control of the Company if they were to arise.

Fractional Shares

We will not issue fractional shares in connection with the implementation of the Reverse Stock Split. If a beneficial owner of our Class A Common Stock or Class B Common Stock would be entitled to receive a fractional share upon completion of the Reverse Stock Split, we will instead round up to the nearest whole number of shares.

U.S. Federal Income Tax Consequences

The following summary describes certain material United States federal income tax consequences of the Reverse Stock Split to holders of our Class A Common Stock. This summary is based on the income tax provisions of the Internal Revenue Code of 1986, as amended (the “Code”), United States Treasury regulations promulgated thereunder, administrative rulings and judicial authority, all as in effect as of the date hereof. Subsequent developments in United States federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could result in the United States federal income tax consequences of the Reverse Stock Split differing from those discussed below.

This summary does not address all of the United States federal income tax consequences that may be relevant to holders of our Class A Common Stock in light of their particular circumstances or to holders that may be subject to special tax rules, including, without limitation, banks, insurance companies, thrift institutions, other financial institutions, regulated investment companies, real estate investment trusts, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers, S corporations, partnerships or other pass-through entities, tax-exempt organizations, United States expatriates, holders subject to the alternative minimum tax, traders in securities that elect to use a mark-to-market method of accounting, dealers in securities or currencies, holders of our Class A Common Stock whose functional currency is not the U.S. dollar, holders that hold our Class A Common Stock as part of a position in a “straddle” or as part of a “hedging,” “conversion” or other integrated investment transaction for federal income tax purposes, persons who acquire shares of our Class A Common Stock in connection with employment or other performance of services, or persons that do not hold our Common Stock as “capital assets” as defined in the Code (generally, property held for investment). If a partnership (or other entity classified as a partnership for United States federal income tax purposes) is the beneficial owner of our Class A Common Stock, the United States federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold our Common Stock, and partners in such partnerships, should consult their own tax advisors regarding the United States federal income tax consequences of the Reverse Stock Split.

This summary does not address tax considerations under state, local, non-U.S., and non-income tax laws. Furthermore, no ruling or tax opinion of legal or tax counsel has been obtained with respect to the consequences of the Reverse Stock Split.

TAX MATTERS ARE COMPLICATED, AND THE TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT DEPEND UPON THE PARTICULAR CIRCUMSTANCES OF EACH STOCKHOLDER. ACCORDINGLY, EACH STOCKHOLDER SHOULD CONSULT ITS OWN TAX ADVISOR REGARDING THE UNITED STATES FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT.

The Reverse Stock Split should be treated as a recapitalization that qualifies as a corporate “reorganization,” as defined in the Code, for United States federal income tax purposes. Therefore, subject to the limitations and qualifications set forth in this discussion and to the note below regarding the receipt of an additional fraction of a share, no gain or loss will be recognized by a holder of our Class A Common Stock upon the Reverse Stock Split, the aggregate tax basis in the Class A Common Stock received by a holder pursuant to the Reverse Stock Split would equal the aggregate tax basis in the Class A Common Stock surrendered by such holder pursuant to the Reverse Stock Split, and the holding period for the Common Stock received by a holder pursuant to the Reverse Stock Split should include the holding period for the Class A Common Stock surrendered by such holder pursuant to the Reverse Stock Split.

As noted above, we will not issue fractional shares in connection with the Reverse Stock Split. Instead, holders of our Class A Common Stock who otherwise would be entitled to receive fractional shares of our Class A Common Stock will automatically be entitled to receive an additional fraction of a share of Class A Common Stock to round up to the next whole post-Reverse Stock Split share. The U.S. federal income tax consequences of the receipt of such an additional fraction of a share of Class A Common Stock is not clear. It may be possible that holders of our Class A Common Stock who receive an additional fraction of a share of Class A Common Stock will recognize gain, which may be characterized as either a capital gain or dividend, to the extent of the value of the fraction of a share received.

Accounting Consequences

Following the Effective Date of the Reverse Stock Split, if any, the net income or loss and net book value per share will be increased because there will be fewer shares outstanding. We do not anticipate that any other accounting consequences would arise as a result of the Reverse Stock Split.

Exchange of Shares

Shares held in Book-Entry Form

The Company’s registered stockholders may hold some or all of their shares electronically in book-entry form with our transfer agent and are provided with a statement reflecting the number of shares registered in their accounts.

•	If you hold registered shares in book-entry form, you do not need to take any action to receive shares in registered book-entry form after the effectiveness of the Reverse Stock Split.

•	A transaction statement will automatically be sent to your address of record by our transfer agent as soon as practicable after the Effective Date indicating the number of shares that you hold.

Shares held in “Street Name”

Upon the implementation of the Reverse Stock Split, we intend to treat stockholders holding our shares in “street name,” through a bank, broker or other nominee, in the same manner as registered stockholder whose shares are registered in their names. Banks, brokers and other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding our shares in “street name”. However, such banks, brokers and other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split. If you hold your shares in “street name” with a bank, broker or other nominee, and if you have any questions in this regard, we encourage you to contact your bank, broker or nominee.

Appraisal Rights

Stockholders do not have appraisal rights under Delaware state law or under our Certificate or bylaws in connection with the Reverse Stock Split.

Interests of Certain Persons in this Proposal

When you consider our Board’s recommendation to vote in favor of this Proposal 1, you should be aware that certain of our directors and officers have an interest in this proposal as a result of their ownership of shares of common stock. However, we do not believe that our directors and officers have interests in this proposal that are different from or greater than those of any of our other stockholders.

Text of the Proposed Amendment to the Certificate

The changes marked in Article 4, Section 1 in the Proposed Certificate in Appendix A to this Proxy Statement reflect the full text of the amendment to effect the Reverse Stock Split, which qualifies the summary in this Proposal 1. The Reverse Stock Split will become effective upon the filing and effectiveness of an amended and restated Certificate of Incorporation with the Delaware Secretary of State. If our stockholders also approve the Additional Class B Common Stock Amendment proposed by Proposal 2, the amended and restated Certificate of Incorporation we will file will also include the Additional Class B Common Stock Amendment. Stockholders are urged to read the actual text of Appendix A. To the extent there is a conflict between this summary and the text of the proposed amendment in Appendix A, the terms set forth in Appendix A govern.

Required Vote

The approval of this Proposal 1 requires the affirmative vote of the holders of a majority in voting power of all outstanding shares of common and preferred stock, voting together as a single class. Stockholders may vote “FOR,” “AGAINST,” or “ABSTAIN” with respect to this Proposal 1. Abstentions will have the same effect as a vote “AGAINST” this proposal.

We expect this Proposal 1 will be considered a routine matter under applicable stock exchange rules. Accordingly, without specific instructions from you, your bank, broker or other nominee will have discretionary authority to vote your shares on this Proposal 1. However, we understand that certain brokerage firms have elected not to vote even on “routine” matters without your voting instructions. If your bank, broker or other nominee has made this decision, and you do not provide voting instructions, your vote will not be cast. Accordingly, we urge you to direct your bank, broker or other nominee how to vote by returning your voting materials as instructed or by obtaining a proxy from your broker or other nominee in order to vote your shares in person at the Special Meeting. Broker non-votes will have the same effect as votes “AGAINST” this Proposal 1.

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THIS PROPOSAL 1.

PROPOSAL 2

IF AND ONLY IF PROPOSALS 1 AND 3 ARE APPROVED, TO APPROVE THE AMENDMENT OF OUR CERTIFICATE TO ALLOW FOR THE ISSUANCE OF ADDITIONAL SHARES OF CLASS B COMMON STOCK PURSUANT TO THE TERMS OF THE EXCHANGE AGREEMENT

Overview

At the Special Meeting, our stockholders will be asked to approve, if and only if Proposals 1 and 3 are approved, an amendment to our Certificate allowing for the issuance of additional shares of Class B Common Stock, pursuant to the terms of the Exchange Agreement. For more information on the Emblem transaction, see “General Overview—The Emblem and PMC Transactions” above.

Appendix A to this Proxy Statement contains the Proposed Certificate with changes marked to reflect the Additional Class B Common Stock Amendment and the Reverse Stock Split. The changes marked in Article 4, Section 3 and Article 5, Sections 2, 3 and 5 in the Proposed Certificate in Appendix A to this Proxy Statement reflect the Additional Class B Common Stock Amendment, which includes changes to (i) eliminate restrictions on additional issuance of Class B Common Stock, (ii) provide for the exchange of the Class B Common Stock, issuable pursuant to the terms of the Exchange Agreement, with Class A Common Stock and (iii) update the provisions related to Class B Common Stock to reflect the forementioned changes.

Reasons for the Stockholder Approval

This Proposal 2 specifically relates to allowing the issuance of the Class B Common Stock pursuant to the Exchange Agreement. Pursuant to the Certificate, no additional shares of Class B Common Stock may be issued (subject to equitable adjustments to reflect any stock split, subdivision, combination or similar change), subject to the continuing ownership of Class B Common Stock existing as of the date of the Certificate registered in the name of the Permitted Class B Owners as defined therein. Thus, our Certificate must be amended in various sections to allow for the issuance of additional shares of Class B Common Stock pursuant to the Exchange Agreement.

Consequences of Not Approving this Proposal

If Proposal 2 is not approved at the Special Meeting, it could result in material adverse consequences for the Company. For more information, see “General Overview—Purposes of the Proposals and Consequences of Not Approving Them.”

Potential Adverse Effects of Approving this Proposal

If approved, this Proposal 2 will allow for the issuance of Class B Common Stock pursuant to the terms of the Exchange Agreement. The issuance of shares will dilute the percentage ownership interest of all stockholders, thus significantly impacting their voting power, and will dilute the book value per share of the Class A Common Stock and increase the number of the Company’s outstanding shares, which could make the Company’s Class B Common Stock and/or Class A Common Stock a less attractive investment and have an adverse impact on the market price of the Class A Common Stock. Additionally, Emblem will have effective control of the Company, thus being able to influence, either substantially or decisively, virtually all matters voted on by stockholders, including the election of directors and the size of the Board (as well as, by extension, the composition of management appointed by the Board and certain business decisions made by them), amendments of our organizational documents, and mergers and other business combination transactions requiring stockholder approval (including proposed transactions that could result in our stockholders receiving a premium price for their shares). Emblem’s position may also discourage third parties from seeking to obtain control of us in a tender offer or similar transaction. As a lender of the Company, Emblem may have interests substantially different from yours. Each of these impacts may be further intensified to the extent that stockholders vote

(pursuant to Proposal 4) in favor of the issuance of 25% of our outstanding fully diluted equity underlying existing warrants held by PMC and PMC then exercises its warrants.

Interests of Certain Persons in this Proposal

When you consider our Board’s recommendation to vote in favor of this Proposal 2, you should be aware that certain of our directors, officers and existing stockholders may have interests that may be different from, or in addition to, the interests of other of our stockholders. Emblem has already provided significant liquidity to the Company, and may at its option disburse an additional $50.0 million loan (which would then lead it to own 49.99% assuming approval of this Proposal 2). While we believe that this liquidity benefits all stockholders of our Company by increasing the value of their investment, our directors and officers may have a greater interest in voting for this Proposal 2 to the extent of the additional impact of Emblem’s liquidity on the day-to-day management of the Company, as well as due to the conditions of the Emblem Loan Agreement as described above.

Text of the Proposed Amendment to the Certificate

The changes marked in Article 4, Section 3 and Article 5, Sections 2, 3 and 5 in the Proposed Certificate in Appendix A to this Proxy Statement reflect the full text of the Additional Class B Common Stock Amendment, which qualifies the summary in this Proposal 2. If this Proposal 2 is approved, together with Proposals 1 and 3 of which approval this Proposal 2 is contingent on, the Additional Class B Common Stock Amendment, together with the Reverse Stock Split proposed by Proposal 1, will become effective upon the filing of an amended and restated Certificate of Incorporation with the Delaware Secretary of State reflecting the changes marked in the Proposed Certificate included as Appendix A to this Proxy Statement. Stockholders are urged to read the actual text of Appendix A. To the extent there is a conflict between this summary and the text of the proposed amendment in Appendix A, the terms set forth in Appendix A govern.

Required Vote

The approval of this Proposal 2 requires the affirmative vote of the holders of a majority in voting power of all outstanding shares of common and preferred stock, voting together as a single class. Stockholders may vote “FOR,” “AGAINST,” or “ABSTAIN” with respect to this Proposal 2. Abstentions will have the same effect as a vote “AGAINST” this proposal.

We expect this Proposal 2 will be considered a non-routine matter under applicable stock exchange rules. A bank, broker or other nominee may not vote without instructions on this matter, so there may be broker non-votes in connection with this proposal. Broker non-votes will count as votes “AGAINST” this Proposal 2.

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THIS PROPOSAL 2.

PROPOSAL 3

IF AND ONLY IF PROPOSALS 1 AND 2 ARE APPROVED, TO APPROVE THE ISSUANCE OF (I) SHARES OF CLASS B COMMON STOCK AND CLASS C UNITS EXCHANGEABLE INTO SHARES OF CLASS A COMMON STOCK IN THE AMOUNT UP TO 49.99% OF OUR OUTSTANDING FULLY DILUTED EQUITY AND (II) SHARES OF CLASS A COMMON STOCK ISSUABLE UPON SUCH EXCHANGE

Overview

At the Special Meeting, our stockholders will be asked to approve, if and only if Proposals 1 and 2 are approved, the issuance of shares of Class B Common Stock (and corresponding number of Class C Units) and/or Class A Common Stock pursuant to the terms of the Exchange Agreement, including (i) shares of Class B Common Stock (and corresponding number of Class C Units), which are exchangeable into shares of Class A Common Stock in the amount up to 49.99% of the greater of our outstanding fully diluted equity as of the date of issuance and our outstanding fully diluted equity as of September 20, 2024 and (ii) shares of Class A Common Stock issuable upon such exchange. For more information on the Emblem transaction, see “General Overview—The Emblem and PMC Transactions” above.

Reasons for the Stockholder Approval

This Proposal 3 specifically relates to the issuance of the maximum amount of Class B Common Stock (and corresponding number of Class C Units) that may be issued to Emblem pursuant to the Exchange Agreement and Class A Common Stock underlying such Class B Common Stock (and Class C Units) that may be issued to Emblem pursuant to the Exchange Agreement. Our Class A Common Stock is listed on the Nasdaq Global Market, and as a result, we are subject to the Nasdaq listing rules. In order to comply with the Nasdaq listing rules (including Rule 5635(b) and Rule 5635(d)) and to satisfy conditions under the Exchange Agreement, we are seeking stockholder approval of this Proposal 3.

Rule 5635(b) requires stockholder approval prior to the issuance of securities when the issuance or potential issuance will result in a “change of control” of the issuer. Generally, Nasdaq interpretations provide that the acquisition of 20% or more of the shares of an issuer by one person or a group of affiliated persons may be deemed a change of control of such issuer.

Rule 5635(d) requires stockholder approval of transactions, other than public offerings, resulting in the issuance of 20% or more of the outstanding common stock or voting power of the issuer prior to the offering at a price less than the “Minimum Price,” which Nasdaq defines as the lower of the issuer’s most recent closing price immediately prior to signing the binding agreement for the transaction or the average of the closing price for the five trading days immediately preceding the signing of the binding agreement.

Consequences of Not Approving this Proposal

If Proposal 3 is not approved at the Special Meeting, it could result in material adverse consequences for the Company. For more information, see “General Overview—Purposes of the Proposals and Consequences of Not Approving Them.”

Potential Adverse Effects of Approving this Proposal

Like Proposal 2, if approved, this Proposal 3 will provide for the issuance to Emblem of up to an aggregate of 49.99% of our outstanding fully diluted equity of the Company. The issuance of shares to this extent will dilute the percentage ownership interest of all stockholders, thus significantly impacting their voting power, and will dilute the book value per share of the Class A Common Stock and increase the number of the Company’s outstanding shares, which could make the Company’s Class A Common Stock a less attractive investment and have an adverse impact on its market price. Additionally, Emblem will have effective control of the Company, thus being able to influence, either substantially or decisively, virtually all matters voted on by stockholders, including the election of directors and the size of the Board (as well as, by extension, the composition of management appointed by the Board and certain business decisions made by them), amendments of our organizational documents, and mergers and other business combination transactions requiring stockholder approval (including proposed transactions that could result in our stockholders receiving a premium price for their shares). Emblem’s position may also discourage third parties from seeking to obtain control of us in a tender offer or similar transaction. As a lender of the Company, Emblem may have interests substantially different from yours. Each of these impacts may be further intensified to the extent that stockholders vote (pursuant to Proposal 4) in favor of the issuance of 25% of our outstanding fully diluted equity underlying existing warrants held by PMC and PMC then exercises its warrants.

Interests of Certain Persons in this Proposal

When you consider our Board’s recommendation to vote in favor of this Proposal 3, you should be aware that certain of our directors, officers and existing stockholders may have interests that may be different from, or in addition to, the interests of other of our stockholders. Emblem has already provided significant liquidity to the Company, and may at its option disburse an additional $50.0 million loan (which would then lead it to own 49.99% assuming approval of this Proposal 3). While we believe that this liquidity benefits all stockholders of our Company by increasing the value of their investment, our directors and officers may have a greater interest in voting for this Proposal 3 to the extent of the additional impact of Emblem’s liquidity on the day-to-day management of the Company, as well as due to the conditions of the Emblem Loan Agreement as described above.

Required Vote

The approval of this Proposal 3 requires the affirmative vote of the holders of a majority in voting power of all outstanding shares of common and preferred stock, voting together as a single class, which are present in person or by proxy and entitled to vote thereon. Stockholders may vote “FOR,” “AGAINST,” or “ABSTAIN” with respect to this Proposal 3. Abstentions will have the same effect as a vote “AGAINST” this Proposal 3.

We expect this Proposal 3 will be considered a non-routine matter under applicable stock exchange rules. A bank, broker or other nominee may not vote without instructions on this matter, so there may be broker non-votes in connection with this proposal. Broker non-votes will not count as votes entitled to vote on this Proposal 3, and thus will have no effect on the outcome of the vote.

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THIS PROPOSAL 3.

PROPOSAL 4

TO APPROVE THE ISSUANCE OF SHARES OF CLASS A COMMON STOCK IN THE AMOUNT UP TO 25.00% OF OUR OUTSTANDING FULLY DILUTED EQUITY, ISSUABLE UPON THE EXERCISE OF EXISTING WARRANTS HELD BY PMC

Overview

At the Special Meeting, our stockholders will be asked to approve the issuance of shares of Class A common stock in the amount up to 25.00% of our outstanding fully diluted equity, which Class A Common Stock would be issuable upon the exercise of existing warrants held by PMC. For more information on the PMC transaction, see “General Overview—The Emblem and PMC Transactions” above.

Reasons for the Stockholder Approval

Our Class A Common Stock is listed on the Nasdaq Global Market, and as a result, we are subject to the Nasdaq listing rules. In order to comply with the Nasdaq listing rules (including Rule 5635(b) and Rule 5635(d)) and to satisfy conditions under the Exchange Agreement, we are seeking stockholder approval of this Proposal 4.

Rule 5635(b) requires stockholder approval prior to the issuance of securities when the issuance or potential issuance will result in a “change of control” of the issuer. Generally, Nasdaq interpretations provide that the acquisition of 20% or more of the shares of an issuer by one person or a group of affiliated persons may be deemed a change of control of such issuer.

Rule 5635(d) requires stockholder approval of transactions, other than public offerings, resulting in the issuance of 20% or more of the outstanding common stock or voting power of the issuer prior to the offering at a price less than the “Minimum Price,” which Nasdaq defines as the lower of the issuer’s most recent closing price immediately prior to signing the binding agreement for the transaction or the average of the closing price for the five trading days immediately preceding the signing of the binding agreement.

Consequences of Not Approving this Proposal

If Proposal 4 is not approved at the Special Meeting, it could result in material adverse consequences for the Company. For more information, see “General Overview—Purposes of the Proposals and Consequences of Not Approving Them.”

Potential Adverse Effects of Approving this Proposal

If approved, this Proposal 4 will provide for the issuance of Class A Common Stock to PMC of up to an aggregate of 25.0% of our outstanding fully diluted equity of the Company. In any event, the issuance of shares in connection with the exercise of the warrants will dilute the percentage ownership interest of all stockholders, thus significantly impacting their voting power, and will dilute the book value per share of the Class A Common Stock and increase the number of the Company’s outstanding shares, which could make the Company’s Class A Common Stock a less attractive investment and have an adverse impact on its market price. Additionally, PMCs equity position subsequent to the exercise of the warrants may also discourage third parties from seeking to obtain control of us in a tender offer or similar transaction. As a lender of the Company, PMC may have interests substantially different from yours.

Interests of Certain Persons in this Proposal

When you consider our Board’s recommendation to vote in favor of this Proposal 4, you should be aware that certain of our directors, officers and existing stockholders may have interests that may be different from, or in addition to, the interests of other of our stockholders. PMC has already provided significant liquidity to the

Company. While we believe that this liquidity benefits all stockholders of our Company, our directors and officers may have a greater interest in voting for this Proposal 4, to the extent of the impact on the Company’s liquidity on the day-to-day management of the Company, as well as due to the conditions of the PMC Subordinated Loan Agreement as described above.

Text of the Amended Warrant

The full text of the amended warrant is included as Appendix B to this Proxy Statement, which qualifies the summary in this Proposal 4. Stockholders are urged to read the actual text of Appendix B. To the extent there is a conflict between this summary and the text of the amendment in Appendix B, the terms set forth in Appendix B govern.

Required Vote

The approval of this Proposal 4 requires the affirmative vote of the holders of a majority in voting power of all outstanding shares of common and preferred stock, voting together as a single class, which are present in person or by proxy and entitled to vote thereon. Stockholders may vote “FOR,” “AGAINST,” or “ABSTAIN” with respect to this Proposal 4. Abstentions will have the same effect as a vote “AGAINST” this Proposal 4.

This Proposal 4 is considered a non-routine matter under applicable stock exchange rules. A bank, broker or other nominee may not vote without instructions on this matter, so there may be broker non-votes in connection with this proposal. Broker non-votes will not count as votes entitled to vote on this Proposal 4, and thus will have no effect on the outcome of the vote.

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THIS PROPOSAL 4.

PROPOSAL 5

ADJOURNMENTS OF THE SPECIAL MEETING IF NECESSARY OR ADVISABLE TO

SOLICIT ADDITIONAL PROXIES

Stockholders are being asked to grant authority to the proxy holders to vote in favor of one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve Proposals 1, 2, 3 and/or 4. If this Proposal 5 is approved, the Special Meeting could be adjourned one or more times to a future date. If the meeting is adjourned to solicit additional proxies, stockholders who have already submitted their proxies will be able to revoke them at any time prior to their use.

Separately, pursuant to the Amended and Restated Bylaws of the Company (the “Bylaws”), if less than a majority of the outstanding shares entitled to vote are represented at the Special Meeting, a majority of the shares represented may adjourn the Special Meeting without further notice. If a quorum is present or represented at the reconvened Special Meeting following such an adjournment, any business may be transacted that might have been transacted at the Special Meeting as originally called. The Company also retains full authority to the extent permissible under Delaware law to adjourn the Special Meeting, or to delay or postpone the Special Meeting before it is convened, with or without the consent of any stockholders.

To the extent that any adjournment occurs, whether under this Proposal 5 or otherwise, the Company will be entitled to use the Record Date as the date for determining the stockholders entitled to vote at the Special Meeting pursuant to the Bylaws. Additionally, pursuant to the Bylaws, the Company may adjourn the Special Meeting without notice if the adjournment is for 30 days or fewer from the original date of the Special Meeting. If the adjournment is for more than 30 days from the original Special Meeting date, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting will be given to each stockholder of record entitled to vote at the adjourned Special Meeting.

Required Vote

The approval of this Proposal 5 requires the affirmative vote of the holders of a majority in voting power of all outstanding shares of common and preferred stock, voting together as a single class, which are present in person or by proxy and entitled to vote thereon. Stockholders may vote “FOR,” “AGAINST,” or “ABSTAIN” with respect to this Proposal 5. Abstentions will have the same effect as a vote “AGAINST” this Proposal 5.

We expect this Proposal 5 will be considered a routine matter under applicable stock exchange rules. Accordingly, without specific instructions from you, your bank, broker or other nominee will have discretionary authority to vote your shares on this Proposal 1. However, we understand that certain brokerage firms have elected not to vote even on “routine” matters without your voting instructions. If your bank, broker or other nominee has made this decision, and you do not provide voting instructions, your vote will not be cast. Accordingly, we urge you to direct your bank, broker or other nominee how to vote by returning your voting materials as instructed or by obtaining a proxy from your broker or other nominee in order to vote your shares in person at the Special Meeting. Broker non-votes will not count as votes entitled to vote on this Proposal 5, and thus will have no effect on the outcome of the vote.

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THIS PROPOSAL 5.

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Company’s common stock as the Record Date, by: (i) each director; (ii) each of our named executive officers; (iii) all executive officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than five percent of any class of our common and/or preferred stock, if any. Unless otherwise noted below, the address of each beneficial owner listed on the table is c/o The Real Good Food Company, Inc., 3 Executive Campus Suite 155, Cherry Hill, NJ 08002.

We have determined beneficial ownership in accordance with the rules of the SEC. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of common and/or preferred stock that they beneficially own, subject to applicable community property laws. The table is based upon information supplied by officers, directors and principal stockholders, including information set forth in ownership reports filed with the SEC.

The percentages below are based on a total of 34,401,272 shares of our common stock, consisting of 20,694,080 shares of our Class A Common Stock and 13,707,192 shares of our Class B Common Stock, and 6,876,814 shares of our Series A Preferred Stock outstanding as of the Record Date:

	Class A Common Stock (1)	Class A Beneficial Ownership (1)	Class B Common Stock (1)(2)	Class B Beneficial Ownership	Series A Preferred Stock	Series A Preferred Stock Beneficial Ownership	Combined Voting (3)
Beneficial Owner		%		%			%
5% Shareholders
Slingshot Consumer LLC (4)	—	—	3,956,022	28.9%	—	—	9.6%
PPZ, LLC (5)	—	—	3,956,022	28.9%	—	—	9.6%
Divario Ventures (6)	—	—	999,082	7.3%	—	—	2.4%
CPG Solutions, LLC (7)	—	—	1,268,690	9.3%	—	—	3.1%
Fidelity Investors (8)	2,589,460	12.5%	2,500,590	18.2%	—	—	12.3%
Emblem Group, L.P. (9)	—	—	—	—	6,876,814	100%	16.7%
Directors and Named Executive Officers
Bryan Freeman (10)	43,809	*	3,956,022	28.9%	—	—	9.7%
Gerard Law (11)	38,851	*	816,380	6.0%	—	—	2.1%
Akshay Jagdale (12)	643,999	3.1%	210,406	1.5%	—	—	2.1%
George F. Chappelle, Jr. (13)	14,583	*	—	—	—	—	*
Gilbert B. de Cardenas (14)	41,534	*	—	—	—	—	*
Mark J. Nelson (15)	160,002	*	—	—	—	—	*
All current directors and executive officers as a group (7 persons) (16)	942,778	4.6%	6,251,498	45.6%	—	—	17.4%

*	Represents beneficial ownership or voting power of less than 1%.
(1)

Subject to the terms of that certain 2021 Exchange Agreement, dated as of November 4, 2021, by and among the Company, the LLC and certain of the members party thereto, the members of our operating subsidiary, RGF, LLC, holding shares of our Class B Common Stock may exchange their Class B Units and cancel an equivalent amount of their shares of Class B Common Stock for newly issued shares of our Class A Common Stock or, at our option, redeem such Class B Units for cash.

(2)	Represents Class B Units that are paired with an equal number of shares of Class B Common Stock.
(3)	Represents percentage of voting power of our Class A Common Stock and Class B Common Stock voting together as a single class.
(4)	Based on information provided in a Schedule 13G/A (Amendment No. 1) filed February 14, 2024. Consists of shares of our Class B Common Stock beneficially owned by Slingshot Consumer LLC (“Slingshot”).

Mr. Freeman, our Executive Chairman, President, Secretary and Director, is the Managing Partner of Slingshot Consumer LLC, and possesses sole voting and dispositive power with respect to the shares held by Slingshot. The address of Slingshot is c/o Varner & Brandt LLP, 3750 University Avenue, 6th Floor, Riverside, CA 92501.

(5)

Based on information provided in a Schedule 13G filed December 2, 2021. Rhea Lamia is the Manager of PPZ and possesses sole voting and dispositive power with respect to the shares held by PPZ. The address of PPZ is PO Box 905, Laramie, WY 82073.

(6)

Safeway, Inc. is the sole Member and Manager of Divario and possesses sole voting and dispositive power with respect to the shares held by Divario. The address of Divario is 11555 Dublin Canyon, Pleasanton, CA 94588.

(7)

Based on information provided by the Company’s records. Andrew J. Stiffelman, the Company’s Chief Marketing Officer, and Patrick Dyer are the Managers of CPG Solutions LLC (“CPG”) and possess sole voting and dispositive power with respect to all of the shares held by CPG. The address of CPG is 6400 Bluff Creek Lane, Lohman, MO 65053.)

(8)

Based on information provided in a Schedule 13G/A (Amendment No. 1) filed February 9, 2024 as well as the Company’s records. These shares of our Class A Common Stock and Class B common are stock held by various Fidelity investment funds (the “Fidelity Investors”). These accounts are managed by direct or indirect subsidiaries of FMR LLC. Abigail P. Johnson is a director, the chairman and the chief executive officer of FMR LLC. Members of the Johnson family, including Abigail P. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC. The address of FMR LLC is 245 Summer Street, Boston, MA 02210.

(9)

Consists of shares of our Series A Preferred Stock directly held and beneficially owned by entities affiliated with and/or accounts managed by affiliates of Emblem Group, L.P. The address of Emblem Group, L.P. is 200 Clarendon St, 22nd floor, Boston MA 02116.

(10)

Consists of shares of our Class A Common Stock held by Mr. Freeman directly and shares of our Class B Common Stock held by Slingshot. Mr. Freeman is the Managing Partner of Slingshot and possesses sole voting and dispositive power with respect to the shares held by Slingshot.

(11)

As of February 14, 2024, based on information provided in a Schedule 13G/A filed February 14, 2023, as well as Company records. Consists of shares held by Mr. Law directly. As previously disclosed, Mr. Law is no longer an employee of the Company, but he remains a “named executive officer” as defined by the SEC and thus his ownership is required to be disclosed under SEC rules.

(12)

Consists of shares held by Mr. Jagdale directly. As previously disclosed, Mr. Jagdale is no longer an employee of the Company, but he remains a “named executive officer” as defined by the SEC and thus his ownership is required to be disclosed under SEC rules.

(13)	Consists of shares of our Class A Common Stock held by Mr. Chappelle directly.
(14)	Consists of shares of our Class A Common Stock held by Mr. de Cardenas directly.
(15)	Consists of shares of our Class A Common Stock held by Mr. Nelson directly.
(16)	Includes all current directors and executive officers who hold shares.

MISCELLANEOUS

Other Matters

We know of no other business that will be presented at the Special Meeting. If any other matter properly comes before the stockholders for a vote at the Special Meeting, however, the proxy holders will vote your shares in accordance with their best judgment. This discretionary authority is granted by the execution of the form of proxy.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for the Proxy Materials with respect to two or more stockholders sharing the same address by delivering a single set of the Proxy Materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

In connection with the Special Meeting, a number of brokers with account holders who are Company stockholders will be “householding” the Proxy Materials. A single set of the Proxy Materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of the Proxy Materials, please notify your broker or the Company. Direct your written request to The Real Good Food Company, Inc., 3 Executive Campus, Suite 155, Cherry Hill, NJ, 08002, Attention: Corporate Secretary. The Company undertakes to promptly deliver a separate set of the Proxy Materials upon receiving your written request. Stockholders who currently receive multiple copies of the Proxy Materials at their addresses and would like to request “householding” of their communications should contact their brokers.

SEC rules permit us to print an individual’s multiple accounts on a single set of Special Meeting materials. To take advantage of this opportunity, we have summarized on one set of Special Meeting materials all of the accounts registered with the same tax identification number or duplicate name and address, unless we received contrary instructions from the impacted stockholder prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the Special Meeting materials, as requested, to any stockholder to which a single copy of those documents was delivered. If you prefer to receive separate copies of the Special Meeting materials, contact Broadridge Financial Solutions, Inc. at 1-866-540-7095 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717. A number of brokerage firms have instituted householding. They will have their own procedures for stockholders who wish to receive individual copies of the Proxy Materials.

FORWARD-LOOKING STATEMENTS

This Proxy Statement contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, which statements are subject to considerable risks and uncertainties. Forward-looking statements include all statements other than statements of historical fact contained in this Proxy Statement, including statements regarding the Company’s ability to regain compliance with Nasdaq listing standards and become current in its reporting with the Securities and Exchange Commission. The Company has attempted to identify forward-looking statements by using words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “should,” “will,” or “would,” and similar expressions or the negative of these expressions.

Forward-looking statements represent management’s current expectations and predictions and are based on information available as of the time such statements are made. Although the Company does not make forward-looking statements unless it believes it has a reasonable basis for doing so, it cannot guarantee their accuracy or completeness. Forward-looking statements involve numerous known and unknown risks, uncertainties and other factors that may cause its actual results, performance or achievements to be materially different from any future results, performance or achievements predicted, assumed or implied by the forward-looking statements. Some of the risks and uncertainties that may cause its actual results to materially differ from those expressed or implied by these forward-looking statements, including the risk of not receiving shareholder approval for the proposals in this Proxy Statement, further delays in the filing of the Company’s late periodic reports and restated financial statements in amendments to prior periodic reports, the discovery of additional information regarding the error identified in the Company’s previously issued consolidated financial statements, the scope of the anticipated restatement of previously issued financial statements as a result of the error, the remediation by management and the Company’s independent registered public accounting firm of the identified material weaknesses in internal control over financial reporting, the Panel’s determination following the Company’s appeal of its delisting decision, the Panel’s decision whether or not to grant the Company various extension periods following the submission of a hearing request to regain compliance with deficiencies with various Nasdaq Listing Rules, the Company’s ability to regain compliance with various Nasdaq Listing Rules and, if applicable, any other continued listing standards and other risk factors described in the section entitled “Risk Factors” in its Annual Report on Form 10-K for the year ended December 31, 2022 and other documents filed with or furnished to the SEC by the Company from time to time. These forward-looking statements speak only as of the date of this Proxy Statement. Except as required by law, the Company undertakes no obligation to publicly release the result of any revisions to these forward-looking statements to reflect the impact of events or circumstances that may arise after the date of this Proxy Statement.

Appendix A

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

THE REAL GOOD FOOD COMPANY, INC.

The Real Good Food Company, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), hereby certifies as follows:

1.

The name of the Corporation is The Real Good Food Company, Inc. The original Certificate of Incorporation of the Corporation was filed with the Office of the Secretary of State of the State of Delaware on June 2, 2021 (the “Original Certificate”). The name under which the Corporation was originally incorporated was Project Clean, Inc. and the name of the Corporation was amended to The Real Good Food Company, Inc. pursuant to an amendment to the Original Certificate dated October 7, 2021, (the “First Amendment”).

2.	The Original Certificate, as amended by the First Amendment, was amended and restated on November 4, 2021 (the “2021 Certificate”)

3.

This Amended and Restated Certificate of Incorporation of the Corporation (this “Certificate of Incorporation”) was duly adopted by the stockholders of the Corporation in accordance with the provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware.

4.	The text of the 2021 Certificate is hereby amended and restated to read in full as follows:

ARTICLE ONE

The name of the corporation is The Real Good Food Company, Inc. (the “Corporation”).

ARTICLE TWO

The address of the Corporation’s registered office in the State of Delaware is 251 Little Falls Drive, Wilmington, Delaware 19808, County of New Castle. The name of its registered agent at such address is Corporation Service Company.

ARTICLE THREE

The nature and purpose of the business of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (“DGCL”).

ARTICLE FOUR

Section 1. Authorized Shares.

The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is One Hundred Thirty-Five Million (135,000,000) shares, consisting of:

(a) Ten Million (10,000,000) shares of Preferred Stock, par value $0.0001 per share (the “Preferred Stock”) and thereafter as may be established by the Board of Directors with respect to any series thereof in the applicable Preferred Stock Designation;

(b) One Hundred Million (100,000,000) shares of Class A Common Stock, par value $0.0001 per share (the “Class A Common Stock”); and

(c) Twenty-Five Million (25,000,000) shares of Class B Common Stock, par value $0.0001 per share (the “Class B Common Stock” and together with the Class A Common Stock, the “Common Stock”);

Upon this Certificate of Incorporation becoming effective pursuant to the DGCL (the “Effective Time”), every [20] shares of the Corporation’s Common Stock and every [20] shares of the Corporation’s Preferred Stock issued and outstanding and held of record by each stockholder of the Corporation or issued and held in treasury immediately prior to the Effective Time shall, automatically and without any action on the part of the respective holders thereof, be reclassified as and combined into one share of Common Stock or Preferred Stock, as applicable (the “Reverse Split”); provided, however, no fractional shares of Common Stock or Preferred Stock shall be issued in connection with the Reverse Split. In lieu thereof, if, upon aggregating all of the shares of Common Stock or Preferred Stock, as applicable, held by a record holder of Common Stock or Preferred Stock immediately following the Reverse Split such holder would otherwise be entitled to a fractional share of Common Stock or Preferred Stock, as applicable, as a result of the Reverse Split, the Corporation shall issue to such holder an additional fraction of a share of Common Stock or Preferred Stock, as applicable, as is necessary to round the number of shares of Common Stock or Preferred Stock, as applicable, held by such holder up to the nearest whole share, such that no holder will hold fractional shares following the Reverse Split. Each certificate that prior to the Effective Time represented shares of Common Stock or Preferred Stock, as applicable, shall, from and after the Effective Time, represent the number of shares of Common Stock or Preferred Stock, as applicable, into which the shares of Common Stock or Preferred Stock, as applicable, were reclassified and combined in the Reverse Split (including those fractional shares issued by the Corporation in connection with the Reverse Split to round the number of shares held by such holder at the Effective Time up to the nearest whole share).

The Preferred Stock and the Common Stock shall have the designations, rights, powers and preferences and the qualifications, restrictions and limitations thereof, if any, set forth below.

Section 2. Preferred Stock. The Board of Directors of the Corporation (the “Board of Directors”) is authorized, subject to limitations prescribed by law and by filing a certificate pursuant to the applicable law of the State of Delaware (such certificate being hereinafter referred to as a “Preferred Stock Designation”), to provide, by resolution or resolutions for the issuance of shares of Preferred Stock in one or more series, and with respect to each series, to establish the number of shares to be included in each such series, and to fix the voting powers (if any), designations, powers, preferences, and relative, participating, optional or other special rights, if any, of the shares of each such series, and any qualifications, limitations or restrictions thereof. The powers (including voting powers), preferences, and relative, participating, optional and other special rights of each series of Preferred Stock and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding. Subject to the rights of the holders of any series of Preferred Stock, the number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the approval of the Board of Directors and by the affirmative vote of the holders of a majority in voting power of the outstanding shares of capital stock of the Corporation entitled to vote generally in an election of directors, without the separate vote of the holders of the Preferred Stock as a class, irrespective of the provisions of Section 242(b)(2) of the DGCL.

Section 3. Common Stock.

(a) Voting Rights. Except as otherwise required by the DGCL or as provided by or pursuant to the provisions of this Certificate of Incorporation:

(i) Each holder of Class A Common Stock shall be entitled to one (1) vote for each share of Class A Common Stock held of record by such holder.

(ii) Each holder of Class B Common Stock shall be entitled to one (1) vote for each share of Class B Common Stock held of record by such holder.

(iii) Except as otherwise required in this Certificate of Incorporation or by applicable law, the holders of Class A Common Stock and Class B Common Stock shall vote together as a single class on all matters on which stockholders are generally entitled to vote (and, if any holders of Preferred Stock are entitled to vote together with the holders of Common Stock, as a single class with such holders of Preferred Stock).

(iv) The holders of shares of Common Stock shall not have cumulative voting rights.

(v) The holders of the outstanding shares of Class A Common Stock and Class B Common Stock shall be entitled to vote separately as a class upon any amendment to this Certificate of Incorporation (including by merger, consolidation, reorganization or similar event or otherwise) that would increase or decrease the par value of a class of stock or alter or change the powers, preferences, or special rights of a class of stock so as to affect them adversely.

(vi) Except as otherwise required by law, holders of Common Stock, as such, shall not be entitled to vote on any amendment to this Certificate of Incorporation or to a Preferred Stock Designation that alters or changes the powers, preferences, rights or other terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other series of Preferred Stock, to vote thereon as a separate class pursuant to this Certificate of Incorporation or a Preferred Stock Designation or pursuant to the DGCL as currently in effect or as the same may hereafter be amended.

(b) Dividends. Subject to applicable law and the rights, if any, of the holders of any outstanding series of Preferred Stock or any class or series of stock having a preference over or the right to participate with the Class A Common Stock with respect to the payment of dividends in cash, stock or property of the Corporation, such dividends may be declared and paid on the Class A Common Stock out of the assets of the Corporation that are by law available therefor at such times and in such amounts as the Board of Directors in its discretion shall determine. Dividends shall not be declared or paid on the Class B Common Stock.

(c) Liquidation, Dissolution, etc. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation as required by law and of the preferential and other amounts, if any, to which the holders of Preferred Stock shall be entitled, the holders of all outstanding shares of Class A Common Stock shall be entitled to receive the remaining assets of the Corporation available for distribution ratably in proportion to the number of shares of Class A Common Stock held by each such stockholder. The holders of shares of Class B Common Stock, as such, shall not be entitled to receive any assets of the Corporation in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation.

(d) Reclassification. Neither the Class A Common Stock nor the Class B Common Stock may be subdivided, split, consolidated, reclassified, or otherwise changed unless contemporaneously therewith the other class of Common Stock and the Common Units of Real Good Foods, LLC (the “LLC”) are subdivided, consolidated, reclassified, or otherwise changed in the same proportion and in the same manner.

(e) Exchange. The holders of Class B Common Stock other than the Corporation shall, to the extent provided in the applicable Exchange Agreement and the LLC Agreement (each, defined below) and in accordance with the terms and conditions of the applicable Exchange Agreement and the LLC Agreement, have the right to exchange the LLC’s Class B Units and/or Class C Units (collectively, the “Exchangeable LLC Units”) held by them for the number of fully paid and nonassessable shares of Class A Common Stock determined in accordance with the terms of the applicable Exchange Agreement. Upon the exchange of a Class B or a Class C Unit for one share of Class A Common Stock in accordance with the terms and conditions of the applicable Exchange Agreement and the LLC Agreement, the exchanging holder shall automatically and without further action on the part of the Corporation or any holder of Class B Common Stock transfer one share of Class B Common Stock to the Corporation, which shall be automatically retired and cancelled and shall no longer be outstanding. The Corporation shall at all times, when any shares of Class B Common Stock, Class B Units and/or Class C Units

shall be outstanding, reserve and keep available out of its authorized but unissued Class A Common Stock such number of shares of Class A Common Stock as shall from time to time be sufficient to effect the exchange of all outstanding Class B Units and Class C Units into shares of Class A Common Stock in accordance with the terms of the applicable Exchange Agreement and the LLC Agreement. If at any time the number of authorized but unissued shares of Class A Common Stock shall not be sufficient to effect the exchange of all outstanding Class B Units and Class C Units, the Corporation will take such corporate actions within its power as may, in the opinion of its counsel, be necessary to cause this certificate of incorporation to be amended so as to increase the number of authorized shares of Class A Common Stock to such number as shall be sufficient for such purpose. “Exchange Agreements” means (i) that certain Exchange Agreement, dated November 4, 2021, among the Corporation, the LLC and holders of membership units of the LLC party thereto, as it may be amended and/or restated from time to time and (ii) that certain Exchange Agreement, dated September 20, 2024, among the Corporation, the LLC and holders of membership units of the LLC party thereto, as it may be amended and/or restated from time to time. “LLC Agreement” means that certain Amended and Restated Operating Agreement of the LLC, dated September 20, 2024, as it may be amended and/or restated from time to time. In the event that no holder of the Class B Units or Class C Units as of the date hereof (an “Existing Owner”) nor any of their respective successors, assigns, and respective transferees permitted in accordance with Section 3(i) of this Article Four, nor any holder of Class C Units issued subsequent to the date hereof pursuant to the transactions described in the applicable Exchange Agreement (the Existing Owners together with such persons, collectively, “Permitted Unit Owners”) owns any Class B Units or Class C Units that are exchangeable pursuant to the applicable Exchange Agreement, then all shares of Class B Common Stock will be cancelled for no consideration, and the Corporation will take all actions necessary to retire such shares and such shares shall not be re-issued by the Corporation.

(f) Transfers of Class B Common Stock. A holder of Class B Common Stock may surrender shares of Class B Common Stock to the Corporation for no consideration at any time. Following the surrender of any shares of Class B Common Stock to the Corporation, the Corporation will take all actions necessary to retire such shares and such shares shall not be re-issued by the Corporation. Other than the foregoing, no share of Class B Common Stock may be sold, exchanged or otherwise transferred, other than in connection with (i) the exchange of a Class B Unit or Class C Unit as set forth in Section 3(e) of Article Four hereof and in the applicable Exchange Agreement and the LLC Agreement, and (ii) transfers permitted by Section 3(i) of Article Four; however, in connection with any such transfer of Class B Common Stock, such holder must also simultaneously transfer an equal number of such holder’s Class B Units or Class C Units (as such numbers may be adjusted to reflect equitably any stock split, subdivision, combination or similar change with respect to the Class B Common Stock or Class B Units and Class C Units) to such transferee in compliance with the LLC Agreement. In the event that any outstanding shares of Class B Common Stock are sold, exchanged or otherwise transferred other than as provided in the foregoing clauses (i) and (ii), or such outstanding shares of Class B Common Stock shall otherwise cease to be held by a holder of a corresponding number, based on the exchange rate then in effect, of Class B Units or Class C Units (including a transferee of a Class B Unit or Class C Unit) for any reason, such shares of Class B Common Stock shall upon such sale, exchange or other transfer, or upon ceasing to be held by such holder, automatically and without further action on the part of the Corporation or any holder of Class B Common Stock be transferred to the Corporation for no consideration and thereupon shall be automatically retired and cancelled and shall no longer be outstanding. Upon a determination by the Board of Directors that a person has attempted or may attempt to transfer or to acquire Class B Common Stock in violation of this section, the Board of Directors may take such action as it deems advisable to refuse to give effect to such transfer or acquisition on the books and records of the Corporation, including without limitation to cause the Transfer Agent to record the purported owner’s transferor as the record owner of the shares, and to institute proceedings to enjoin or rescind any such transfer or acquisition. The Board of Directors shall have all powers necessary to implement the restrictions on the Class B Common Stock set forth herein, including without limitation the power to prohibit the transfer of any shares of Class B Common Stock in violation thereof.

(g) No Preemptive or Subscription Rights. No holder of shares of Common Stock shall be entitled to preemptive or subscription rights.

(h) Class B Units and Class C Units. The aggregate number of shares of Class B Common Stock registered in the name of each Permitted Class B Owner must be equal to the aggregate number of Class B Units and/or Class C Units held of record by such Permitted Class B Owner under the LLC Agreement.

(i) Transfer of Class B Common Stock.

(i) A holder of Class B Common Stock may surrender shares of Class B Common Stock to the Corporation for no consideration at any time. Following the surrender of any shares of Class B Common Stock to the Corporation, the Corporation will take all actions necessary to retire such shares and such shares shall not be re-issued by the Corporation.

(ii) A holder of Class B Common Stock may transfer shares of Class B Common Stock to any transferee (other than the Corporation) only if, and only to the extent permitted by the LLC Agreement, such holder also simultaneously transfers an equal number of such holder’s Class B Units or Class C Units (as such numbers may be adjusted to reflect equitably any stock split, subdivision, combination or similar change with respect to the Class B Common Stock or Exchangeable LLC Units) to such transferee in compliance with the LLC Agreement. The transfer restrictions described in this Section 3(i)(2) of Article Four are referred to as the “Restrictions”.

(iii) Any purported transfer of shares of Class B Common Stock in violation of the Restrictions shall be null and void. If, notwithstanding the Restrictions, a person shall, voluntarily or involuntarily, purportedly become or attempt to become, the purported owner (“Purported Owner”) of shares of Class B Common Stock in violation of the Restrictions, then the Purported Owner shall not obtain any rights in and to such shares of Class B Common Stock (the “Restricted Shares”), and the purported transfer of the Restricted Shares to the Purported Owner shall not be recognized by the Corporation’s transfer agent (the “Transfer Agent”).

(iv) Upon a determination by the Board of Directors that a person has attempted or may attempt to transfer or to acquire Restricted Shares in violation of the Restrictions, the Board of Directors may take such action as it deems advisable to refuse to give effect to such transfer or acquisition on the books and records of the Corporation, including without limitation to cause the Transfer Agent to record the Purported Owner’s transferor as the record owner of the Restricted Shares, and to institute proceedings to enjoin or rescind any such transfer or acquisition.

(v) The Board of Directors may, to the extent permitted by law, from time to time establish, modify, amend or rescind, by bylaw or otherwise, regulations and procedures that are consistent with the provisions of this Section 3(i) of Article Four for determining whether any transfer or acquisition of shares of Class B Common Stock would violate the Restrictions and for the orderly application, administration and implementation of the provisions of this Section 3(i) of Article Four. Any such procedures and regulations shall be kept on file with the Secretary of the Corporation and with its Transfer Agent and shall be made available for inspection by any prospective transferee and, upon written request, shall be mailed to holders of shares of Class B Common Stock.

(vi) The Board of Directors shall have all powers necessary to implement the Restrictions, including without limitation the power to prohibit the transfer of any shares of Class B Common Stock in violation thereof.

(j) Legend. Class B Common Stock shall be issued in book entry form only. All book-entries representing shares of Class B Common Stock shall bear a legend substantially in the following form (or in such other form as the Board of Directors may determine):

THE SECURITIES REPRESENTED BY THIS BOOK-ENTRY ARE SUBJECT TO THE RESTRICTIONS (INCLUDING RESTRICTIONS ON TRANSFER) SET FORTH IN THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF THE CORPORATION (A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE CORPORATION AND SHALL BE PROVIDED FREE OF CHARGE TO ANY STOCKHOLDER MAKING A REQUEST THEREFOR).

ARTICLE FIVE

Section 1. Class A Common Stock Ratio. The Corporation shall undertake all actions, including, without limitation, a reclassification, dividend, division or recapitalization, with respect to the shares of Class A Common Stock necessary to maintain at all times a one-to-one ratio between the number of Units owned by the Corporation and the number of outstanding shares of Class A Common Stock, disregarding, for purposes of maintaining the one-to-one ratio, (i) shares of Class A Common Stock issued pursuant to a stock incentive plan adopted by the Corporation from time to time, that have not vested thereunder, (ii) treasury stock, or (iii) Preferred Stock or other debt or equity securities (including without limitation warrants, options and rights) issued by the Corporation that are convertible or exercisable or exchangeable for Class A Common Stock.

Section 2. Class B Common Stock Ratio. The Corporation shall undertake all actions, including, without limitation, a reclassification, dividend, division or recapitalization, with respect to the shares of Class B Common Stock necessary to maintain at all times a one-to-one ratio between the number of Exchangeable LLC Units owned by all Permitted Class B Owners and the number of outstanding shares of Class B Common Stock owned by all Permitted Class B Owners.

Section 3. Reclassifications and Ratios. The Corporation shall not undertake or authorize (i) any subdivision (by any stock split, stock dividend, reclassification, recapitalization or similar event) or combination (by reverse stock split, reclassification, recapitalization or similar event) of the Class A Common Stock that is not accompanied by an identical subdivision or combination of the Units to maintain at all times a one-to-one ratio between the number of Units owned by the Corporation and the number of outstanding shares of Class A Common Stock; or (ii) any subdivision (by any stock split, stock dividend, reclassification, recapitalization or similar event) or combination (by reverse stock split, reclassification, recapitalization or similar event) of the Class B Common Stock that is not accompanied by an identical subdivision or combination of the Exchangeable LLC Units to maintain at all times, subject to the provisions of this Certificate of Incorporation, a one-to-one ratio between the number of Exchangeable LLC Units owned by the Permitted Class B Owners and the number of outstanding shares of Class B Common Stock, unless, in the case of clause (i) or (ii) above, such action is necessary to maintain at all times both a one-to-one ratio between the number of Units owned by the Corporation and the number of outstanding shares of Class A Common Stock and a one-to-one ratio between the number of Exchangeable LLC Units owned by the Permitted Class B Owners and the number of outstanding shares of Class B Common Stock.

Section 4. Repurchases and Ratios. The Corporation shall not issue, transfer or deliver from treasury stock or repurchase shares of Class A Common Stock unless in connection with any such issuance, transfer, delivery or repurchase the Corporation takes or authorizes all requisite action such that, after giving effect to all such issuances, transfers, deliveries or repurchases, the number of Units owned by the Corporation will equal on a one-for-one basis the number of outstanding shares of Class A Common Stock, disregarding, for purposes of maintaining the one-to-one ratio, (i) shares of Class A Common Stock issued pursuant any other stock incentive plan adopted by the Corporation from time to time, that have not vested thereunder, (ii) treasury stock or (iii) Preferred Stock or other debt or equity securities (including without limitation warrants, options and rights) issued by the Corporation that are convertible or exercisable or exchangeable for Class A Common Stock (except to the extent the net proceeds from such other securities, including without limitation any exercise or purchase price payable upon conversion, exercise or exchange thereof, has been contributed by the Corporation to the equity capital of the LLC). The Corporation shall not issue, transfer or deliver from treasury stock or repurchase or redeem shares of Preferred Stock unless in connection with any such issuance, transfer, delivery, repurchase or redemption the Corporation takes all requisite action such that, after giving effect to all such issuances, transfers, repurchases or redemptions, the Corporation holds (in the case of any issuance, transfer or delivery) or ceases to hold (in the case of any repurchase or redemption) equity interests in the LLC which (in the good faith determination by the Board of Directors) are in the aggregate substantially equivalent in all respects to the outstanding Preferred Stock so issued, transferred, delivered, repurchased or redeemed.

Section 5. Mergers and Combinations. The Corporation shall not consolidate, merge, combine or consummate any other transaction (other than an action or transaction for which an adjustment is provided in one of the preceding paragraphs of this Article) in which shares of Class A Common Stock are exchanged for or converted into other stock or securities, or the right to receive cash and/or any other property, unless in connection with any such consolidation, merger, combination or other transaction each Exchangeable LLC Unit shall be entitled to be exchanged for or converted into (without duplication of any corresponding share of Class A Common Stock which the Corporation may elect to issue upon a redemption of such Exchangeable LLC Unit by the holder thereof) the same kind and amount of stock or securities, cash and/or any other property, as the case may be, into which or for which each share of Class A Common Stock is exchanged or converted, in each case to maintain at all times a one-to-one ratio between (x) the stock or securities, or rights to receive cash and/or any other property issuable in such transaction in exchange for or conversion of one share of Class A Common Stock and (y) the stock or securities, or rights to receive cash and/or any other property issuable in such transaction in exchange for or conversion of one Common Unit. The foregoing provisions of this paragraph shall not apply to any action or transaction (including any consolidation, merger or combination) approved by the holders of a majority of the voting power of the Class A Common Stock and Class B Common Stock, each voting as a separate class.

ARTICLE SIX

Section 1. Board of Directors. Except as otherwise provided in this Certificate of Incorporation, the business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.

Section 2. Number of Directors. Subject to any rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances or otherwise, the number of directors which shall constitute the Board of Directors shall initially be six (6) and, thereafter, shall be fixed from time to time exclusively by resolution of the Board.

Section 3. Classes of Directors. The directors of the Corporation, other than those who may be elected by the holders of any series of Preferred Stock, shall be divided into three classes, as nearly equal in number as possible, hereby designated Class I, Class II and Class III.

Section 4. Election and Term of Office. The directors shall be elected by a plurality of the votes of the shares cast; provided that, whenever the holders of any class or series of capital stock of the Corporation are entitled to elect one or more directors pursuant to the provisions of this Certificate of Incorporation (including, but not limited to, any duly authorized certificate of designation), such directors shall be elected by a plurality of the votes cast by such holders. The term of office of the initial Class I directors shall expire at the first annual meeting of stockholders following the date the Class A Common Stock is first publicly traded (the “IPO Date”), the term of office of the initial Class II directors shall expire at the second succeeding annual meeting of stockholders after the IPO Date and the term of office of the initial Class III directors shall expire at the third succeeding annual meeting of the stockholders after the IPO Date. At each annual meeting of stockholders after the IPO Date, directors elected to replace those of a class whose terms expire at such annual meeting shall be elected to hold office until the third succeeding annual meeting after their election and until their respective successors shall have been duly elected and qualified. Each director shall hold office until the annual meeting of stockholders for the year in which such director’s term expires and a successor is duly elected and qualified or until his or her earlier death, resignation or removal. Nothing in this Certificate of Incorporation shall preclude a director from serving consecutive terms. Elections of directors need not be by written ballot unless the Bylaws of the Corporation (as amended and/or restated, the “Bylaws”) shall so provide.

Section 5. Newly-Created Directorships and Vacancies. Subject to the rights of the holders of any series of Preferred Stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, resignation, disqualification, removal from office or any other cause may be filled only by resolution of a majority of the directors then in office, although less than a quorum, or by a sole remaining director, and may not be filled in any other manner. A director elected or appointed to fill a vacancy shall serve for the unexpired term of his or her predecessor in office and until his or her successor is elected and qualified or until his or her earlier death, resignation or removal. A director elected or appointed to fill a position resulting from an increase in the number of directors shall hold office until the next election of the class for which such director shall have been elected or appointed and until his or her successor is elected and qualified, or until his or her earlier death, resignation or removal. No decrease in the authorized number of directors shall shorten the term of any incumbent director.

Section 6. Removal and Resignation of Directors. Subject to the rights of the holders of any series of Preferred Stock then outstanding and notwithstanding any other provision of this Certificate of Incorporation, directors may be removed only for cause and only upon the affirmative vote of stockholders representing at least a majority in voting power of the then outstanding shares of capital stock of the Corporation entitled to vote generally in an election of directors, voting together as a single class (“Voting Stock”). Any director may resign at any time upon notice to the Corporation.

Section 7. Advance Notice. Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the Bylaws.

Section 8. Limitation of Liability.

(a) To the fullest extent permitted by the DGCL as it now exists or may hereafter be amended (but, in the case of any such amendment, only to the extent such amendment permits the Corporation to provide broader exculpation than permitted prior thereto), no director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages arising from a breach of fiduciary duty as a director.

(b) Any amendment, repeal or modification of the foregoing paragraph shall not adversely affect any right or protection of a director of the Corporation existing at the time of such amendment, repeal or modification with respect to any act, omission or other matter occurring prior to such amendment, repeal or modification.

ARTICLE SEVEN

Section 1. Action by Written Consent. Any action required or permitted to be taken by the Corporation’s stockholders may be taken only at a duly called annual or special meeting of the Corporation’s stockholders and the power of stockholders to consent in writing without a meeting is specifically denied; provided, however, that any action required or permitted to be taken by the holders of Preferred Stock, voting separately as a series or separately as a class with one or more other such series, may be taken without a meeting, without prior notice and without a vote, to the extent expressly so provided the resolutions creating such series of Preferred Stock.

Section 2. Special Meetings of Stockholders. Subject to the rights of the holders of any series of Preferred Stock then outstanding and to the requirements of applicable law, special meetings of stockholders of the Corporation may be called only by or at the direction of the Board of Directors or the Board Chairperson pursuant to a written resolution adopted by the affirmative vote of the majority of the total number of directors that the Corporation would have if there were no vacancies. Any business transacted at any special meeting of stockholders shall be limited to the purpose or purposes stated in the notice of the meeting.

ARTICLE EIGHT

Section 1. Competition and Corporate Opportunities. To the fullest extent permitted by the laws of the State of Delaware, (a) the Corporation hereby renounces all interest and expectancy that it otherwise would be entitled to have in, and all rights to be offered an opportunity to participate in, any business opportunity that from time to time may be presented to (i) the Board of Directors or any Director, (ii) any stockholder, officer or agent of the Corporation, or (iii) any affiliate of any person or entity identified in the preceding clause (i) or (ii), but in each case excluding any such person in its capacity as an employee of the Corporation or its subsidiaries; (b) no holder of Class A Common Stock or Class B Common Stock and no Director that is not an employee of the Corporation or its subsidiaries will have any duty to refrain from (i) engaging in a corporate opportunity in the same or similar lines of business in which the Corporation or its subsidiaries from time to time is engaged or proposes to engage or (ii) otherwise competing, directly or indirectly, with the Corporation or any of its subsidiaries; and (c) if any holder of Class A Common Stock or Class B Common Stock or any Director that is not an employee of the Corporation or its subsidiaries acquires knowledge of a potential transaction or other business opportunity which may be a corporate opportunity both for such holder of Class A Common Stock or Class B Common Stock or such Director or any of their respective affiliates, on the one hand, and for the Corporation or its subsidiaries, on the other hand, such holder of Class A Common Stock or Class B Common Stock or Director shall have no duty to communicate or offer such transaction or business opportunity to the Corporation or its subsidiaries and such holder of Class A Common Stock or Class B Common Stock or Director may take any and all such transactions or opportunities for itself or offer such transactions or opportunities to any other person or entity. The preceding sentence of this Section 1 of Article 8 shall not apply to any potential transaction or business opportunity that is expressly offered to a Director, who is not an employee of the Corporation or its subsidiaries, solely in his or her capacity as a Director. To the fullest extent permitted by the laws of the State of Delaware, no potential transaction or business opportunity may be deemed to be a potential corporate opportunity of the Corporation or its subsidiaries unless (a) the Corporation and its subsidiaries would be permitted to undertake such transaction or opportunity in accordance with this Certificate of Incorporation, (b) the Corporation and its subsidiaries at such time have sufficient financial resources to undertake such transaction or opportunity and (c) such transaction or opportunity would be in the same or similar line of business in which the Corporation and its subsidiaries are then engaged or a line of business that is reasonably related to, or a reasonable extension of, such line of business. No holder of Class A Common Stock or Class B Common Stock and no Director will be liable to the Corporation or its subsidiaries or stockholders for breach of any duty (contractual or otherwise) by reason of any activities or omissions of the types referred to in this Section 1 of Article 8, except to the extent such actions or omissions are in breach of this Agreement.

Section 2. Amendment of this Article. Notwithstanding anything to the contrary elsewhere contained in this Certificate of Incorporation, subject to the rights of the holders of any series of Preferred Stock then outstanding, and in addition to any vote required by applicable law, the affirmative vote of the holders of at least sixty six and two-thirds percent (66 2/3%) of the voting power of the then outstanding shares of Voting Stock, voting together as a single class, shall be required to alter, amend or repeal, or to adopt any provision inconsistent with, this Article Eight; provided however, that, to the fullest extent permitted by law, neither the alteration, amendment or repeal of this Article Eight nor the adoption of any provision of this Certificate of Incorporation inconsistent with this Article Eight shall apply to or have any effect on the liability or alleged liability of any Exempted Person for or with respect to any activities or opportunities which such Exempted Person becomes aware prior to such alteration, amendment, repeal or adoption.

Section 3. Deemed Notice. Any person or entity purchasing or otherwise acquiring or holding any interest in any shares of the Corporation shall be deemed to have notice of and to have consented to the provisions of this Article Eight.

ARTICLE NINE

Section 1. Amendments to the Bylaws. Subject to the rights of holders of any series of Preferred Stock then outstanding, in furtherance and not in limitation of the powers conferred by law, the Bylaws may be amended, altered or repealed and new bylaws made by (i) the Board, (ii) the stockholders with, in addition to any vote of the holders of any class or series of capital stock of the Corporation required herein (including any resolution setting forth the terms of any series of Preferred Stock) and any other vote otherwise required by applicable law, the affirmative vote of the holders of at least sixty six and two-thirds percent (66 2/3%) of the voting power of all of the then outstanding shares of Voting Stock.

Section 2. Amendments to this Certificate of Incorporation. Subject to the rights of holders of any series of Preferred Stock then outstanding, and in addition to any affirmative vote of the holders of any particular class or series of the capital stock required by law or otherwise, no provision of this Certificate of Incorporation may be altered, amended or repealed in any respect, nor may any provision of the Bylaws inconsistent therewith be adopted, unless in addition to any other vote required by law, such alteration, amendment, repeal or adoption is approved by the affirmative vote of the holders of a majority of the voting power of the then outstanding shares of Voting Stock, voting together as a single class.

Section 3. Takeover Defense Statute. The Corporation expressly elects to be governed by Section 203 of the DGCL.

ARTICLE TEN

Section 1. Severability. If any provision or provisions of this Certificate of Incorporation shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever, the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Certificate of Incorporation (including, without limitation, each portion of any paragraph of this Certificate of Incorporation containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not, to the fullest extent permitted by applicable law, in any way be affected or impaired thereby.

This Amended and Restated Certificate of Incorporation shall be effective as of      p.m. ET on     , 2024.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Incorporation to be signed on this      day of     , 2024.

THE REAL GOOD FOOD COMPANY, INC.

By:
Name:
Title:	Chief Executive Officer

Appendix B

THIS AMENDED AND RESTATED WARRANT AND THE SHARES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR PURSUANT TO RULE 144 OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

AMENDED AND RESTATED WARRANT TO PURCHASE STOCK

FOR VALUE RECEIVED, Issuer and Holder desire to amend and restate certain warrants issued by Issuer to Holder on November 20, 2023, April 26, 2024, June 20, 2024 and July 14, 2024 (the “Former Warrants”), and do hereby amend and restate the Former Warrants on the terms set forth herein.

Issuer: The Real Good Food Company, Inc., a Delaware corporation (the “Company”)

Number of Shares: A number of Shares equal to twenty-five percent (25.0%) of the Company’s outstanding equity securities on a fully-diluted basis at the time of exercise, as the same may be from time to time adjusted pursuant to Article 2 hereof.

Class of Stock: Class A Common Stock (the “Shares”) Exercise Price: $0.01 per Share

Exercise Period: From the Issue Date to the Expiration Date Issue Date: September 20, 2024

Expiration Date: November 20, 2033

THIS AMENDED AND RESTATED WARRANT CERTIFIES THAT, for the Exercise Price and for other good and valuable consideration, PMC Financial Services Group, LLC (“Holder”) is entitled to purchase the number of fully paid and nonassessable Shares of the Company at the Exercise Price per Share set forth, subject to the provisions and upon the terms and conditions set forth in this Amended and Restated Warrant. This Amended and Restated Warrant is issued in connection with the transactions described in that certain Amended and Restated Super-Priority Loan and Security Agreement and Amended and Restated Loan Agreement of even date herewith by and between Real Good Foods, LLC (“RGF LLC”), a subsidiary of the Company, and Holder.

ARTICLE 1 EXERCISE.

1.1 Method of Exercise. This Amended and Restated Warrant is exercisable, in whole or in part, at any time and from time to time during the Exercise Period set forth above. Holder may exercise this Amended and Restated Warrant by delivering a duly executed Notice of Exercise, in substantially the form attached as Appendix 1, to the principal office of Company. Unless Holder is exercising the conversion right set forth in Section 1.2, Holder shall also deliver to Company a check for the aggregate Exercise Price for Shares being purchased.

1.2 Conversion Right. In lieu of exercising this Amended and Restated Warrant as specified in Section 1.1, Holder may during the Exercise Period convert this Amended and Restated Warrant, in whole or in part, into a number of Shares determined by dividing (a) the aggregate fair market value of Shares or other securities otherwise issuable upon exercise of this Amended and Restated Warrant minus the aggregate Exercise Price of such Shares by (b) the fair market value of one Share. The fair market value of Shares shall be determined pursuant to Section 1.3.

1.3 Fair Market Value. If the Shares are traded in a public market, the fair market value of the Shares shall be the closing price of the Shares (or the closing price of the Company’s stock into which the Shares are convertible) reported for the business day immediately before Holder delivers its Notice of Exercise to the Company. If the Shares are not traded in a public market, the Board of Directors of Company shall determine fair market value in its reasonable good faith judgment. The foregoing notwithstanding, if Holder advises the Board of Directors in writing that Holder disagrees with such determination, then Company and Holder shall promptly agree upon a reputable valuation firm to undertake such valuation. If the valuation of such valuation firm is greater than that determined by the Board of Directors, then all fees and expenses of such valuation firm shall be paid by Company. In all other circumstances, such fees and expenses shall be paid by Holder.

1.4 Delivery of Certificate and New Warrant. Promptly after Holder exercises or converts this Amended and Restated Warrant, Company shall deliver to Holder certificates for Shares acquired and, if this Amended and Restated Warrant has not been fully exercised or converted and has not expired, a new Amended and Restated Warrant representing Shares not so acquired.

1.5 Replacement of Warrants. On receipt of evidence reasonably satisfactory to Company of the loss, theft, destruction or mutilation of this Amended and Restated Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and amount to Company or, in the case of mutilation, on surrender and cancellation of this Amended and Restated Warrant, Company at its expense shall execute and deliver, in lieu of this Amended and Restated Warrant, a new warrant of like tenor.

1.6 Sale, Merger, or Consolidation of Company. For the purpose of this Amended and Restated Warrant, “Acquisition” means any sale, license, or other disposition of all or substantially all of the assets of Company, or any reorganization, consolidation, merger, or sale of securities of Company where the holders of Company’s securities before the transaction beneficially own less than 50% of the outstanding voting securities of the surviving entity after the transaction, provided that the issuance to Emblem-RGF Main LLC, Emblem-RGF Blocker Inc., and Emblem-RGF Executive LLC of Class B Common Stock of the Company and/or Class C Units of RGF LLC representing up to 49.99% of the voting power in the Company and the equity ownership interests in RGF LLC pursuant to that certain Exchange Agreement, dated as of the date hereof, by and among the Company, RGF LLC, Holder, and the other parties thereto, shall not constitute an Acquisition. The Company will notify Holder in writing of any proposed Acquisition at least twenty (20) days prior to the expected closing of the Acquisition. If Company has not publicly announced such Acquisition, Holder shall be bound by confidentiality related thereto. Holder may, prior to the effective date of the Acquisition and during the Exercise Period, exercise Holder’s rights hereunder. Company agrees that in the event of an Acquisition, the Shares issued upon the exercise or conversion of this Amended and Restated Warrant shall be purchased by the purchaser for cash. Provided Company has delivered to Holder the notice of Acquisition as required under this Amended and Restated Warrant, and all of the Shares issued upon the exercise or conversion of this Amended and Restated Warrant are purchased for cash in connection with an Acquisition, this Amended and Restated Warrant shall terminate on the effective date of such Acquisition.

1.7 NASDAQ Issuance Limitation. No Shares shall be issued upon the exercise or conversion of this Amended and Restated Warrant, or as otherwise provided in this Amended and Restated Warrant, to the extent (but only to the extent) that such issuance would cause the aggregate number of Shares issued upon exercise or conversion of this Amended and Restated Warrant, to represent more than 19.99% of the number of Shares outstanding on the date of the issuance of this Amended and Restated Warrant (the “NASDAQ Issuance Limitation”), unless the Company obtains NASDAQ Stockholder Approval, in which case, the NASDAQ Issuance Limitation will no longer apply. As used in this provision, “NASDAQ Stockholder Approval” means stockholder approval of the proposal to issue greater than 19.99% of the number of Shares outstanding on the date of the issuance of this Amended and Restated Warrant upon the exercise or conversion of this Amended and Restated Warrant, or as otherwise provided in this Amended and Restated Warrant, for purposes of NASDAQ Listing Rule 5635.

1.8 Beneficial Ownership Limitation. The Company shall not effect any exercise of this Amended and Restated Warrant, and Holder shall not have the right to exercise any portion of this Amended and Restated

Warrant, to the extent that after giving effect to such issuance after exercise as set forth on the applicable Notice of Exercise, the Holder (together with the Holder’s affiliates, and any other persons acting as a group together with the Holder or any of the Holder’s affiliates), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its affiliates shall include the number of shares of Common Stock issuable upon exercise of this Amended and Restated Warrant with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) exercise of the remaining, nonexercised portion of this Amended and Restated Warrant beneficially owned by the Holder or any of its affiliates and (ii) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other Common Stock Equivalents) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its affiliates. Except as set forth in the preceding sentence, for purposes of this Section 1.8, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, it being acknowledged by the Holder that the Company is not representing to the Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and the Holder is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this Section 1.8 applies, the determination of whether this Amended and Restated Warrant is exercisable (in relation to other securities owned by the Holder together with any affiliates) and of which portion of this Amended and Restated Warrant is exercisable shall be in the sole discretion of the Holder, and the submission of a Notice of Exercise shall be deemed to be the Holder’s determination of whether this Amended and Restated Warrant is exercisable (in relation to other securities owned by the Holder together with any affiliates) and of which portion of this Amended and Restated Warrant is exercisable, in each case subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 1.8, in determining the number of outstanding shares of Common Stock, Holder may rely on the number of outstanding shares of Common Stock as reflected in (A) the Company’s most recent periodic or annual report filed with the United States Securities and Exchange Commission, as the case may be, (B) a more recent public announcement by the Company or (C) a more recent written notice by the Company or its transfer agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of Holder, the Company shall within two Trading Days confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Amended and Restated Warrant, by the Holder or its affiliates since the date as of which such number of outstanding shares of Common Stock was reported. As used in this paragraph, “Common Stock Equivalents” shall mean any securities of the Company that would entitle the holder thereof to acquire at any time common stock of the Company, including without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive common stock of the Corporation. The “Beneficial Ownership Limitation” shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Amended and Restated Warrant. The Holder may decrease the Beneficial Ownership Limitation at any time and the Holder, upon not less than sixty-one (61) days’ prior notice to the Company, may increase or waive the Beneficial Ownership Limitation provisions of this Section 1.8, provided that any such increase or waiver will not be effective until the 61st day after such notice is delivered to the Company. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 1.8 to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Amended and Restated Warrant.

1.9 Termination. This Amended and Restated Warrant (and the right to purchase securities upon exercise hereof) shall terminate upon the occurrence of the Expiration Date.

ARTICLE 2 ADJUSTMENTS.

2.1 Stock Dividends, Splits, Etc. If Company declares or pays a dividend on its common stock (or Shares if Shares are securities other than common stock) payable in common stock or other securities, subdivides the outstanding common stock into a greater amount of common stock, or, if Shares are securities other than common stock, subdivides Shares in a transaction that increases the amount of common stock into which Shares are convertible, then upon exercise of this Amended and Restated Warrant, for each Share acquired, Holder shall receive, without cost to Holder, the total number and kind of securities to which Holder would have been entitled had Holder owned Shares of record as of the date the dividend or subdivision occurred.

2.2 Reclassification, Recapitalization, Exchange or Substitution. Except in the case of an Acquisition to which Section 1.6 is applicable, upon any reclassification, recapitalization, exchange, substitution, or other event that results in a change of the number and/or class of the securities issuable upon exercise or conversion of this Amended and Restated Warrant, Holder shall be entitled to receive, upon exercise or conversion of this Amended and Restated Warrant, the number and kind of securities and property that Holder would have received for Shares if this Amended and Restated Warrant had been exercised immediately before such reclassification, recapitalization, exchange, substitution, or other event. Company or its successor shall promptly issue to Holder a new warrant for such new securities or other property. The new warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article 2. The provisions of this Section 2.2 shall similarly apply to successive reclassifications, recapitalizations, exchanges, substitutions, or other events.

2.3 Adjustment for Pay-to-Play Transactions. In the event that the Company’s Certificate of Incorporation provides, or is amended to so provide, for the amendment or modification of the rights, preferences or privileges of the Shares, or the reclassification, conversion or exchange of the outstanding shares of the Class of Stock, in the event that a holder of shares thereof fails to participate in an equity financing transaction (a “Pay-to-Play Provision”), and in the event that such Pay-to-Play Provision becomes operative in a transaction occurring after the date hereof, this Amended and Restated Warrant shall automatically and without any action required become exercisable for that number and type of shares of equity securities as would have been issued or exchanged, or would have remained outstanding, in respect of the Shares issuable hereunder had this Amended and Restated Warrant been exercised in full prior to such event, and had the Holder participated in the equity financing to the maximum extent permitted.

2.4 No Impairment. Company shall not, by amendment of its Certificate of Incorporation or through a reorganization, transfer of assets, consolidation, merger, dissolution, issue, or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Amended and Restated Warrant by Company, but shall at all times in good faith assist in carrying out of all the provisions of this Article 2 and in taking all such action as may be necessary or appropriate to protect Holder’s rights under this Article against impairment. If Company takes any dilutive action affecting Shares or its common stock other than as described above that adversely affects Holder’s rights under this Amended and Restated Warrant, adjustments shall be made in such a manner that such dilutive action is offset and the aggregate Exercise Price of this Amended and Restated Warrant is unchanged.

2.5 Fractional Shares. No fractional Shares shall be issuable upon exercise or conversion of the Amended and Restated Warrant and the number of Shares to be issued shall be rounded down to the nearest whole Share. If a fractional share interest arises upon any exercise or conversion of the Amended and Restated Warrant, Company shall eliminate such fractional share interest by paying Holder an amount computed by multiplying the fractional interest by the fair market value of a full Share.

2.6 Certificate as to Adjustments. Upon each adjustment pursuant to this Article 2, Company at its expense shall promptly compute such adjustment, and furnish Holder with a certificate of its Chief Financial Officer setting forth such adjustment and the facts upon which such adjustment is based.

ARTICLE 3 COVENANTS OF COMPANY.

3.1 Reservation of Stock. The Company covenants and agrees, for the period from the Issue Date to the Expiration Date, to take all reasonable action to designate, reserve and keep available from its authorized and unissued Shares for the purpose of effecting the exercise of this Amended and Restated Warrant, such number of shares as shall from time to time be sufficient to effect the exercise of the rights under this Amended and Restated Warrant; and if at any time the number of authorized but unissued shares shall not be sufficient for purposes of the exercise of this Amended and Restated Warrant in accordance with its terms, without limitation of such other remedies as may be available to the Holder, the Company will use best efforts to take such corporate action as may, in the opinion of counsel, be necessary to increase its authorized and unissued shares to a number of shares as shall be sufficient for such purposes.

3.2 Valid Issuance. Company shall take all steps necessary to insure that all Shares which may be issued upon the exercise of this Amended and Restated Warrant, and all securities, if any, issuable upon conversion of Shares, shall, upon issuance, be duly authorized, validly issued, fully paid and nonassessable, and free of any liens and encumbrances except for restrictions on transfer provided for herein or under applicable federal and state securities laws.

3.3 Notice of Certain Events. If Company proposes at any time (a) to declare any dividend or distribution upon its common stock, whether in cash, property, stock, or other securities and whether or not a regular cash dividend; (b) to offer for subscription pro rata to the holders of any class or series of its stock any additional shares of stock of any class or series or other rights; (c) to effect any reclassification or recapitalization of common stock; (d) to merge or consolidate with or into any other corporation, or sell, lease, license, or convey all or substantially all of its assets, or otherwise consummate an Acquisition, or to liquidate, dissolve or wind up; or (e) offer holders of registration rights the opportunity to participate in an underwritten public offering of the company’s securities for cash, then, in connection with each such event, Company shall give Holder (1) in the case of the matters referred to in (a) and (b) above at least 20 days prior written notice of the date on which a record will be taken for such dividend, distribution, or subscription rights (and specifying the date on which the holders of common stock will be entitled thereto) or for determining rights to vote, if any, in respect of the matters referred to in (c) and (d) above; (2) in the case of the matters referred to in (c) and (d) above at least 20 days prior written notice of the date when the same will take place (and specifying the date on which the holders of common stock will be entitled to exchange their common stock for securities or other property deliverable upon the occurrence of such event); and (3) in the case of the matter referred to in (e) above, the same notice as is given to the holders of such registration rights.

3.4 Information. So long as the Holder holds this Amended and Restated Warrant and/or any of the Shares, Company shall deliver to Holder (a) promptly, copies of all notices or other written communications to which Holder would be entitled if it held Shares as to which this Amended and Restated Warrant was then exercisable and (b) such other financial statements required under and in accordance with any loan documents between Holder and Company, or if there are no such requirements, or if the subject loan(s) are no longer are outstanding, then within 45 days after the end of each of the first three quarters of each fiscal year, Company’s quarterly, unaudited financial statements and within 90 days after the end of each fiscal year, Company’s annual, audited financial statements. Notwithstanding the foregoing, Holder understands and acknowledges that Company is publicly traded and Holder’s access to Company’s public filings shall be deemed to comply with this Section 3.4.

3.5 Notice of Expiration. Company shall give Holder written notice of Holder’s right to exercise this Amended and Restated Warrant in the form attached as Appendix 2 not more than 90 days and not less than 15 days before the Expiration Date and, in the case of an Acquisition to which the proviso of Section 1.6 shall be applicable, 15 days’ notice of such Acquisition. If the notice is not so given, the Expiration Date shall automatically be extended until 15 days after the date Company delivers the notice to Holder.

3.6 Registration Rights. Company’s shares of Series A Common Stock are currently traded on the NASDAQ. Upon the proper exercise of this Amended and Restated Warrant, Company agrees to promptly register the Shares under the Securities Act pursuant to a Form S-3 Registration Statement or Form S-1 Registration Statement, as applicable.

3.7 NASDAQ Stockholder Approval. The Chairman of the Company’s board of directors shall, as promptly as practicable, but in any event no later than 60 days following the Issue Date, duly call, give notice of, convene, and hold a special meeting of its stockholders for the purpose of obtaining the NASDAQ Stockholder Approval in accordance with the applicable provisions of the Delaware General Corporation Law and the Company’s Certificate of Incorporation and Bylaws. The Company shall use its reasonable best efforts to solicit and obtain such NASDAQ Stockholder Approval, including preparing and filing with the Securities and Exchange Commission all necessary proxy statements and other required filings. The solicitation materials shall be in form and substance satisfactory to Holder and shall include the recommendation of the Company’s board of directors that the Company’s stockholders vote in favor of the proposal to issue greater than 19.99% of the number of Shares outstanding on the date of the issuance of this Amended and Restated Warrant upon the exercise or conversion of this Amended and Restated Warrant, or as otherwise provided in this Amended and Restated Warrant, for purposes of NASDAQ Listing Rule 5635.

3.8 Additional Stockholder Approval. Upon the request of Holder on or after the earlier of (i) the date on which financial statements meeting the requirements of Regulation S-X of the Securities Act of 1933, as amended (“Regulation S-X”), including financial information required by Rule 3-05 and Article 11 of Regulation S-X with respect to transactions other than pursuant to which action is to be taken as described in the applicable proxy statement are available to be filed and (ii) February 14, 2025, the Company shall, as promptly as practicable, but in any event no later than 60 days following the receipt of such request from Holder, duly call, give notice of, convene, and hold a meeting of its stockholders for the purpose of obtaining the approval of its stockholder of the issuance of Class B Common Stock of the Company and Class C Units of RGF LLC eligible for exchange for Class A Common Stock representing 25% of the Company’s voting securities (the “Additional Stockholder Approval”) in accordance with the applicable provisions of the Delaware General Corporation Law and the Company’s Certificate of Incorporation and Bylaws. The Company shall use its reasonable best efforts to solicit and obtain such Additional Stockholder Approval, including preparing and filing with the Securities and Exchange Commission all necessary proxy statements and other required filings. The solicitation materials shall be in form and substance satisfactory to Holder and shall include the recommendation of the Company’s board of directors that the Company’s stockholders vote in favor of the proposal to issue Class B Common Stock of the Company and Class C Units of RGF LLC eligible for exchange for Class A Common Stock representing 25% of the Company’s voting securities.

ARTICLE 4 COVENANTS OF HOLDER.

This Amended and Restated Warrant has been entered into by the Company in reliance upon the following representations and covenants of Holder, which by its execution hereof Holder hereby confirms:

4.1 Investment Purpose. The Series A Common Stock (the “Securities”), issued upon exercise of Holder’s rights contained herein, will be acquired for investment and not with a view to the sale or distribution of any part thereof, and Holder has no present intention of selling or engaging in any public distribution of the same except pursuant to a registration or exemption.

4.2 Private Issue. Holder understands (i) that the Securities issuable upon exercise of Holder’s rights contained herein are not registered under the Securities Act or qualified under applicable state securities laws on the ground that the issuance contemplated by this Amended and Restated Warrant will be exempt from the registration and qualification requirements thereof, and (ii) that the Company’s reliance on such exemption is predicated on the representations set forth in this Article 4. Holder understands that if the Company does not register with the Securities and Exchange Commission pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or file reports pursuant to Section 15(d) of the Exchange Act, or if a registration statement covering the Securities under the Securities Act is not in effect when it desires to sell (i) the rights to purchase the Securities pursuant to this Amended and Restated Warrant or (ii) the Securities issued upon exercise of the right to purchase, it may be required to hold such securities for an indefinite period. Holder also understands that any sale of its rights of Holder to purchase the Securities, or of any of the Securities, which might be made by it in reliance upon Rule 144 under the Securities Act may be made only in accordance with the terms and conditions of that Rule.

4.3 Disposition of Holder’s Rights. Except in connection with an Acquisition, in no event will Holder make a disposition of any of its rights to acquire the Securities, or of any Securities issued upon exercise of such rights, unless and until (i) it shall have notified the Company of the proposed disposition and (ii) if requested by the Company, it shall have furnished the Company with an opinion of counsel (which counsel may either be inside or outside counsel to Holder) reasonably satisfactory to the Company and its counsel to the effect that (A) appropriate action necessary for compliance with the Securities Act, as defined below, has been taken or (B) an exemption from the registration requirements of the Securities Act is available. Notwithstanding the foregoing, the restrictions imposed upon the transferability of any of its rights to acquire the Securities, or of any Securities issued on the exercise of such rights do not apply to transfers from the beneficial owner of any of the aforementioned securities to its nominee or from such nominee to its beneficial owner, and shall terminate as to such security when (1) such security shall have been effectively registered under the Securities Act and sold by the holder thereof in accordance with such registration, (2) such security shall have been sold without registration in compliance with Rule 144 under the Securities Act or (3) a letter shall have been issued to Holder at its request by the staff of the Securities and Exchange Commission or a ruling shall have been issued to Holder at its request by such Commission stating that no action shall be recommended by such staff or taken by such Commission, as the case may be, if such security is transferred without registration under the Securities Act in accordance with the conditions set forth in such letter or ruling, and such letter or ruling specifies that no subsequent restrictions on transfer are required. Whenever the restrictions imposed hereunder shall terminate, as hereinabove provided, Holder or a holder of the Securities then outstanding as to which such restrictions have terminated shall be entitled to receive from the Company, without expense to such holder, one or more new certificates for the Amended and Restated Warrant or for such Securities not bearing any restrictive legend.

4.4 Financial Risk. Holder has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment and has the ability to bear the economic risks of its investment.

4.5 Accredited Investor. Holder is an “accredited investor” within the meaning of the Securities and Exchange Rule 501 of Regulation D, as presently in effect.

4.6 Access to Information; Disclosure.

(a) Holder acknowledges that it has been afforded, (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment.

(b) Company and its officers, directors, employees, agents and affiliates may now possess and may hereafter possess non-public information concerning Company and its affiliates and/or the Securities that may or may not be independently known to Holder, including, but not limited to, information regarding Company’s financial forecasts, future capital expenditures, current and future business strategy, and financial condition and results of operations (collectively, the “Non-Public Information”), which may constitute material information with respect to an investment decision in the Securities. Company has not disclosed, and does not intend to disclose, to Holder the Non-Public Information.

(c) Notwithstanding this Section 4.6, to the extent this Section 4.6 conflicts with the terms and conditions of the Loan and Security Agreement (the “LSA”) between the Company and Holder, as amended from time to time, the provisions of the LSA shall control. Nothing contained in this Amended and Restated Warrant shall affect or modify in any way the reporting obligations of the Company under the LSA.

ARTICLE 5 MISCELLANEOUS.

5.1 Legends. This Amended and Restated Warrant and the Shares (and the securities issuable, directly or indirectly, upon conversion of Shares, if any) shall be imprinted with a legend in substantially the following form:

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (“SECURITIES ACT”), AS AMENDED, AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR PURSUANT TO RULE 144 OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

Any certificate for any securities issued at any time in exchange or substitution for any certificate for any securities bearing such legend (except a new certificate for any Securities issued after the acquisition of such Securities pursuant to a registration statement that has been declared effective under the Securities Act) shall also bear such legend unless, in the opinion of counsel for the Company, the Securities represented thereby need no longer be subject to the restriction contained herein. The provisions of this Section 4.1 shall be binding upon all subsequent holders of certificates for Securities bearing the above legend and all subsequent holders of this Amended and Restated Warrant, if any.

5.2 Compliance with Securities Laws on Transfer. This Amended and Restated Warrant and the Shares issuable upon exercise of this Amended and Restated Warrant (and the securities issuable, directly or indirectly, upon conversion of Shares, if any) may not be transferred or assigned in whole or in part without compliance with applicable federal and state securities laws by the transferor and the transferee (including, without limitation, the delivery of investment representation letters and legal opinions reasonably satisfactory to Company, as reasonably requested by Company). Company shall not require Holder to provide an opinion of counsel if the transfer is to an affiliate of Holder or if there is no material question as to the availability of current information as referenced in Securities and Exchange Rule 144(c), Holder represents that it has complied with Securities and Exchange Rule 144(d) and (e) in reasonable detail, the selling broker represents that it has complied with Securities and Exchange Rule 144(f), and the Company is provided with a copy of Holder’s notice of proposed sale.

5.3 Notices. All notices and other communications from Company to Holder, or vice versa, shall be in writing and shall be deemed delivered and effective when given personally or mailed by first-class registered or certified mail, postage prepaid, or by overnight courier, at such address as may have been furnished to Company or Holder, as the case may be, in writing by Company or such Holder from time to time.

5.4 Attorneys’ Fees. In the event of any dispute between the parties concerning the terms and provisions of this Amended and Restated Warrant, the party prevailing in such dispute shall be entitled to collect from the other party all costs incurred in such dispute, including reasonable attorneys’ fees.

5.5 Severability. If one or more provisions of this Amended and Restated Warrant are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Amended and Restated Warrant, (b) the balance of this Amended and Restated Warrant shall be interpreted as if such provision were so excluded and (c) the balance of this Amended and Restated Warrant shall be enforceable in accordance with its terms.

5.6 Construction. This Amended and Restated Warrant is the result of negotiations between and has been reviewed by each of the parties hereto and their respective counsel, if any; accordingly, this Amended and Restated Warrant shall be deemed to be the product of all of the parties hereto, and no ambiguity shall be construed in favor of or against any one of the parties hereto.

5.7 Governing Law. This Amended and Restated Warrant shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to its principles regarding conflicts of law.

5.8 No Rights as Stockholder Until Exercise. This Amended and Restated Warrant does not entitle the Holder to any voting rights, dividends or other rights as a stockholder of the Company prior to the exercise hereof. So long as this Amended and Restated Warrant is unexercised, this Amended and Restated Warrant carries no voting rights and does not convey to the Holder any “control” over the Company, as such term may be interpreted by the SEC under the Securities Act or the Exchange Act, regardless of whether the price of the Company’s Common Stock exceeds the Exercise Price.

5.9 No Shorting. Holder agrees that so long as this Amended and Restated Warrant remains unexercised in whole or in part, Holder will not enter into or effect any “short sale” of the common stock or hedging transaction which establishes a net short position with respect to the common stock of the Company. The Company acknowledges and agrees that as of the date of delivery to the Company of a fully and accurately completed Notice of Exercise, Holder immediately owns the common shares described in the Notice of Exercise and any sale of those shares issuable under such Notice of Exercise would not be considered short sales.

5.10 Specific Enforcement. The parties hereto acknowledge that the remedies at law of the other parties for a breach or threatened breach of this Amended and Restated Warrant would be inadequate and, in recognition of this fact, any party to this Amended and Restated Warrant, without posting any bond, and in addition to all other remedies that may be available, shall be entitled to equitable relief in the form of specific performance, a temporary restraining order, a temporary or permanent injunction or any other equitable remedy that may then be available.

IN WITNESS WHEREOF, Company has caused this Amended and Restated Warrant to be duly executed by its authorized officers, all as of the day and year first above written.

COMPANY

THE REAL GOOD FOOD COMPANY, INC.

By:	/s/ Timothy S. Zimmer
Name: Timothy S. Zimmer
Title: Chief Executive Officer

Accepted and Agreed:

HOLDER

PMC FINANCIAL SERVICES GROUP, LLC

By
Name:
Title:

Signature Page to Amended and Restated Warrant to Purchase Stock

IN WITNESS WHEREOF, Company has caused this Amended and Restated Warrant to be duly executed by its authorized officers, all as of the day and year first above written.

Accepted and Agreed:

HOLDER

PMC FINANCIAL SERVICES GROUP, LLC

By:	/s/ Walter E. Butkus, III
Name:	Walter E. Butkus, III
Title:	President

[Signature Page to Amended and Restated Warrant]

APPENDIX 1

Notice of Exercise

[Strike paragraph that does not apply.]

1.

The undersigned hereby elects to purchase    shares of the Class A Common Stock of The Real Good Food Company, Inc. pursuant to the terms of the attached Amended and Restated Warrant, and tenders herewith payment of the purchase price of such shares in full.

1.

The undersigned hereby elects to convert the attached Amended and Restated Warrant into Shares/cash [strike one] in the manner specified in the Amended and Restated Warrant. This conversion is exercised with respect to          of the Shares covered by the Amended and Restated Warrant.

2.	Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name as is specified below:

Name:

Address:

3.

The undersigned represents it is acquiring the shares solely for its own account and not as a nominee for any other party and not with a view toward the resale or distribution thereof except in compliance with applicable securities laws.

(Signature)

(Date)

[Signature Page to Amended and Restated Warrant]

APPENDIX 2

Notice that Warrant Is About to Expire [Insert Date of Notice]

To:	PMC Financial Services Group, LLC

Attn: Walter Buttkus, President

3816 East La Palma Avenue

Anaheim, CA 92807

The Amended and Restated Warrant issued to you described below will expire on         ,  .

Issuer:

Class of Security Issuable:

Number of Shares Issuable:

Issue Date:

Exercise Price per Share:

Procedure for Exercise:

Please contact       at (  )  -  with any questions you may have concerning exercise of the Amended and Restated Warrant. This is your only notice of pending expiration.

The Real Good Food Company, Inc.

By

Its:

Appendix 2

Your vote C/O PROXY TABULATOR, P.O. BOX 8016, CARY, NC 27512-9903 matters! Have your ballot ready and please use one of the methods below for easy voting: Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions. Scan QR for digital voting The Real Good Food Company, Inc. Internet: www.proxypush.com/RGF • Cast your vote online Special Meeting of Stockholders • Have your Proxy Card ready • Follow the simple instructions to record your vote Phone: For Stockholders of record as of [*], 2024 1-866-520-4453 [*]day, December [*], 2024 9:00 AM, Pacific Time • Use any touch-tone telephone Special Meeting to be held live via the Internet—please visit • Have your Proxy Card ready www.proxydocs.com/RGF for more details. • Follow the simple recorded instructions Mail: • Mark, sign and date your Proxy Card • Fold and return your Proxy Card in the postage-paid YOUR VOTE IS IMPORTANT! envelope provided as soon as possible PLEASE VOTE BY: 9:00 AM, Pacific Time, December [*], 2024. Virtual: You must register to attend the 2024 Special Meeting online and/or participate at This proxy is being solicited on behalf of the Board of Directors www.proxydocs.com/RGF. The undersigned hereby appoints Tim Zimmer and Jim Behling (the “Named Proxies”), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of The Real Good Food Company, Inc. which the undersigned is entitled to vote at the 2024 Special Meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the 2024 Special Meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the 2024 Special Meeting and revoking any proxy heretofore given. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the 2024 Special Meeting or any adjournment or postponement thereof. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE Copyright © 2024 BetaNXT, Inc. or its affiliates. All Rights Reserved

Proposal_Page—VIFL The Real Good Food Company, Inc. Special Meeting of Stockholders Please make your marks like this: THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2, 3, 4 AND 5 BOARD OF DIRECTORS PROPOSAL YOUR VOTE RECOMMENDS FOR AGAINST ABSTAIN 1. The amendment of the Company’s Amended and Restated Certificate of Incorporation (the FOR “Certificate”) to effect a reverse stock split (the “Reverse Stock Split”) of the Company’s Class A #P1# #P1# #P1# Common Stock, par value $0.0001 per share, Class B Common Stock, par value $0.0001 per share, and Series A Preferred Stock, par value $0.0001 per share, by a ratio in the range of 5:1 to 30:1, to be determined by the Board of Directors (“Board”); 2. If and only if Proposals 1 and 3 are approved, the amendment of the Company’s Certificate to FOR allow for the issuance of additional shares of Class B Common Stock pursuant to the terms of #P2# #P2# #P2# that certain Exchange Agreement, dated September 20, 2024 (the “Exchange Agreement”), by and among the Company, certain affiliates of Emblem Investments Fund I, LP (“Emblem”) and PMC Financial Services Group, LLC (“PMC”) (the “Additional Class B Common Stock Amendment”); 3. If and only if Proposals 1 and 2 are approved, the issuance of (i) shares of Class B Common FOR Stock and Class C units of Real Good Foods, LLC (“Class C Units”) exchangeable into shares of #P3# #P3# #P3# Class A Common Stock in the amount up to 49.99% of our outstanding fully diluted equity and (ii) shares of Class A Common Stock issuable upon such exchange; 4. The issuance of shares of Class A Common Stock in the amount up to 25.00% of our outstanding FOR fully diluted equity, issuable upon the exercise of existing warrants held by PMC; and #P4# #P4# #P4# 5. The adjournment of the Special Meeting one or more times to solicit additional proxies if there are FOR insufficient votes at the time of the meeting to approve Proposals 1, 2, 3 and/or 4. #P5# #P5# #P5# Note: To transact such other business that is properly presented at the Special Meeting and any adjournments or postponements thereof. You must register to attend the 2024 Special Meeting online and/or participate at www.proxydocs.com/RGF. Authorized Signatures—Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form. Signature (and Title if applicable) Date Signature (if held jointly) Date